UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09999

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 2

(This Form N-CSR relates solely to the Registrant’s PGIM Quant Solutions Emerging Markets Equity Fund and PGIM Quant Solutions International Developed Markets Index Fund (each a “Fund” and collectively the “Funds”))

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2022

Date of reporting period:	10/31/2022

Item 1 – Reports to Stockholders

PGIM QUANT SOLUTIONS EMERGING MARKETS EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions Emerging Markets Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions Emerging Markets Equity Fund

December 15, 2022

PGIM Quant Solutions Emerging Markets Equity Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Fund	-24.71	-3.58	1.70 (11/29/2016)

MSCI Emerging Markets Index

	-31.03	-3.09	2.13

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the MSCI Emerging Markets Index by portraying the initial account values at the commencement of operations of the Fund (November 29, 2016) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

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Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

MSCI Emerging Markets Index—The MSCI Emerging Markets Index is an unmanaged, free float-adjusted, market capitalization-weighted index that is designed to measure equity market performance of emerging markets. It consists of the following 24 emerging market country indexes: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

PGIM Quant Solutions Emerging Markets Equity Fund    5

Your Fund’s Performance (continued)

Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets

Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	Taiwan	5.7%

Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	2.7%

Tencent Holdings Ltd.	Interactive Media & Services	China	2.3%

Alibaba Group Holding Ltd.	Internet & Direct Marketing Retail	China	2.1%

Hon Hai Precision Industry Co. Ltd.	Electronic Equipment, Instruments & Components	Taiwan	1.2%

Samsung SDI Co. Ltd.	Electronic Equipment, Instruments & Components	South Korea	1.2%

Petroleo Brasileiro SA (PRFC)	Oil, Gas & Consumable Fuels	Brazil	1.2%

Vale SA	Metals & Mining	Brazil	1.2%

Bank of China Ltd. (Class H Stock)	Banks	China	1.1%

Pinduoduo, Inc., ADR	Internet & Direct Marketing Retail	China	1.1%

Holdings reflect only long-term investments and are subject to change.

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Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions Emerging Markets Equity Fund’s Class R6 shares returned –24.71% in the 12-month reporting period that ended October 31, 2022, outperforming the –31.03% return of the MSCI Emerging Markets Index (the Index).

What were the market conditions?

●	Following sharp equity declines in the first half of 2022, global stock markets rebounded early in the third quarter, but generally gave back most of their gains by the end of the period.

●

The persistence of widespread inflationary pressures and global central bank policy tightening remained at the forefront of investor concerns throughout the reporting period, with geopolitical complications, including the prolonged Russia-Ukraine conflict and uncertainty surrounding China’s growth prospects, amplifying recession fears. Amid this challenging environment, the Fund’s allocation and selection factors performed relatively well overall. Performance for value and top-down measures improved considerably during the third quarter of 2022, particularly among small caps, for which August proved exceedingly difficult. Growth was the best-performing component by far, while quality measures failed to gain traction and struggled.

●

In absolute terms, large-cap stocks outpaced small-cap stocks in developed markets (represented by the EAFE and World regions in the MSCI universe) for the month, year-to-date, and one-year periods. The third quarter of 2022 was the exception; the MSCI World Index underperformed the MSCI World Small Cap Index on the back of outperformance of small caps in the US, particularly in the information technology, communication services, and healthcare sectors. In emerging markets, small caps beat large caps across all time periods.

●	By the end of the period, inflation had not declined as expected, and central banks became increasingly hawkish.

What worked?

●	A shift away from the consumer discretionary and energy sectors in China, as well as a tilt toward financials in China, bolstered the Fund’s performance relative to the Index.

●

Favoring reasonably priced, high-quality companies in Brazil (energy and utilities sectors), Turkey (financial sector), and China (industrial, financials, and consumer discretionary sectors) also contributed positively to the Fund’s relative returns.

What didn’t work?

●	A shift away from expensive, low-quality names in the financial sector detracted from the Fund’s results relative to the Index.

●	Favoring inexpensive information technology companies and shifting away from low-growth financial companies further undermined the Fund’s relative performance.

PGIM Quant Solutions Emerging Markets Equity Fund    7

Strategy and Performance Overview* (continued)

Did the Fund use derivatives?

The Fund held fully collateralized index futures during the period that were used for cash management purposes. They had a negligible impact on performance.

Current outlook

●

While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines remain a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

●

The US economy suffered two consecutive quarters of negative GDP growth in the first half of 2022, but these negative numbers could be revised upward. For this and other reasons, PGIM Quantitative Solutions does not believe that 2022 will constitute an “official” US recession. However, given the current high level of inflation and the low unemployment rate, it appears unlikely the US will make it through the Federal Reserve’s hiking cycle without a recession. At the same time, PGIM Quantitative Solutions sees little evidence that a recession is imminent and thinks the recession could occur later rather than sooner.

●

Measured inflation remains high in most major developed economies and did not decline as expected late in the reporting period, even as weaker commodity prices relieved some pressure. Japan remains the exception, with inflation still running at reasonable (albeit elevated) rates. In the Eurozone, the economy is wilting under the pressure of rising natural gas and electricity prices stemming from disruptions related to Russia’s ongoing war in Ukraine. More dire outcomes are possible should Russia permanently cut off gas flows to the Eurozone.

●

China’s economy continues to be hobbled by ongoing COVID-19 restrictions and the country’s real estate bust (and associated deleveraging). A host of structural problems—political, economic, geopolitical, and demographic—plague China’s long-term growth prospects.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

PGIM Quant Solutions Emerging Markets Equity Fund    9

Fees and Expenses (continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Quant Solutions Emerging Markets Equity Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 817.10	1.20%	$5.50

	Hypothetical	$1,000.00	$1,019.16	1.20%	$6.11

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 96.3%

COMMON STOCKS 92.7%

Brazil 4.4%

Banco Bradesco SA	8,801	$28,300
Banco do Brasil SA	36,700	263,376
BB Seguridade Participacoes SA	3,600	20,671
Centrais Eletricas Brasileiras SA	5,800	56,041
CPFL Energia SA	30,700	210,689
Energisa SA, UTS	1,100	10,345
Klabin SA, UTS	4,200	17,603
Lojas Renner SA	5,500	32,912
Petroleo Brasileiro SA	21,000	135,095
Suzano SA	25,200	259,781
TOTVS SA	2,900	18,746
Vale SA	29,032	376,677

		1,430,236

Chile 0.7%

Cencosud SA	159,460	214,369
Empresas CMPC SA	6,270	9,950

		224,319

China 24.1%

360 DigiTech, Inc., ADR	700	7,112
37 Interactive Entertainment Network Technology Group Co. Ltd. (Class A Stock)	3,100	6,137
3SBio, Inc., 144A	246,000	173,727
Alibaba Group Holding Ltd.*	85,900	667,865
Aluminum Corp. of China Ltd. (Class H Stock)	24,000	6,842
Autohome, Inc., ADR	500	13,060
Baidu, Inc., ADR*	1,500	114,855
Bank of Chengdu Co. Ltd. (Class A Stock)	25,800	47,941
Bank of China Ltd. (Class H Stock)	1,114,000	358,794
Bank of Communications Co. Ltd. (Class H Stock)	48,000	23,420
Bank of Hangzhou Co. Ltd. (Class A Stock)	29,100	48,028
Bank of Jiangsu Co. Ltd. (Class A Stock)	59,100	55,797
Bank of Nanjing Co. Ltd. (Class A Stock)	4,400	6,197
Bank of Shanghai Co. Ltd. (Class A Stock)	64,400	49,019
Baoshan Iron & Steel Co. Ltd. (Class A Stock)	7,800	5,124
Beijing Enterprises Holdings Ltd.	61,500	156,019
Bosideng International Holdings Ltd.	20,000	8,638
BYD Co. Ltd. (Class H Stock)	13,000	291,241
China CITIC Bank Corp. Ltd. (Class H Stock)	183,000	68,983
China Coal Energy Co. Ltd. (Class H Stock)	11,000	8,089

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    11

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

China Construction Bank Corp. (Class H Stock)	535,000	$283,918
China Feihe Ltd., 144A	20,000	11,521
China Galaxy Securities Co. Ltd. (Class H Stock)	18,000	6,740
China Gas Holdings Ltd.	14,800	13,135
China Hongqiao Group Ltd.	12,000	8,493
China Medical System Holdings Ltd.	82,000	89,620
China Merchants Bank Co. Ltd. (Class H Stock)	21,000	68,752
China Merchants Shekou Industrial Zone Holdings Co. Ltd. (Class A Stock)	24,400	43,758
China Overseas Property Holdings Ltd.	10,000	6,294
China Pacific Insurance Group Co. Ltd. (Class H Stock)	14,400	23,213
China Railway Group Ltd. (Class H Stock)	18,000	7,827
China Resources Gas Group Ltd.	5,400	13,830
China Resources Mixc Lifestyle Services Ltd., 144A	5,600	16,399
China Shenhua Energy Co. Ltd. (Class H Stock)	100,000	262,686
China Tower Corp. Ltd. (Class H Stock), 144A	2,094,000	189,455
China Yangtze Power Co. Ltd. (Class A Stock)	8,200	22,700
Chinasoft International Ltd.*	16,000	10,601
Chongqing Rural Commercial Bank Co. Ltd. (Class A Stock)	96,000	45,689
Chongqing Zhifei Biological Products Co. Ltd. (Class A Stock)	600	6,981
CITIC Ltd.	34,000	30,425
CMOC Group Ltd. (Class H Stock)	21,000	6,761
Contemporary Amperex Technology Co. Ltd. (Class A Stock)	1,705	87,042
COSCO SHIPPING Holdings Co. Ltd. (Class H Stock)	98,350	105,989
CSPC Pharmaceutical Group Ltd.	53,200	54,645
Daan Gene Co. Ltd. (Class A Stock)	3,200	7,786
Daqin Railway Co. Ltd. (Class A Stock)	7,200	6,290
Daqo New Energy Corp., ADR*	400	17,596
Dong-E-E-Jiao Co. Ltd. (Class A Stock)	9,700	49,642
Ganfeng Lithium Group Co. Ltd. (Class H Stock), 144A	1,200	8,116
Gemdale Corp. (Class A Stock)	42,400	45,399
Gree Electric Appliances, Inc. of Zhuhai (Class A Stock)	11,200	43,875
Guangzhou Automobile Group Co. Ltd. (Class H Stock)	12,000	7,313
Henan Shenhuo Coal & Power Co. Ltd. (Class A Stock)	19,800	37,886
Hengan International Group Co. Ltd.	4,000	15,509
Hua Hong Semiconductor Ltd., 144A*	4,000	9,370
Hubei Xingfa Chemicals Group Co. Ltd. (Class A Stock)	11,800	45,573
Industrial & Commercial Bank of China Ltd. (Class H Stock)	307,000	133,289
Industrial Bank Co. Ltd. (Class A Stock)	6,800	13,953
Inner Mongolia Yitai Coal Co. Ltd. (Class B Stock)	26,300	37,215
JD Health International, Inc., 144A*	6,150	33,739
JD.com, Inc., ADR	5,700	212,553
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. (Class A Stock)	500	8,919
Joincare Pharmaceutical Group Industry Co. Ltd. (Class A Stock)	29,300	46,691

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

China (cont’d.)

JOYY, Inc., ADR	300	$7,569
Keda Industrial Group Co. Ltd. (Class A Stock)	6,200	13,184
Kunlun Energy Co. Ltd.	70,000	41,837
Kweichow Moutai Co. Ltd. (Class A Stock)	300	55,315
Lenovo Group Ltd.	38,000	30,370
Longfor Group Holdings Ltd., 144A	10,500	13,379
Luxi Chemical Group Co. Ltd. (Class A Stock)	25,100	38,954
Luxshare Precision Industry Co. Ltd. (Class A Stock)	2,400	9,289
Luzhou Laojiao Co. Ltd. (Class A Stock)	500	10,669
Meituan (Class B Stock), 144A*	14,200	227,350
Metallurgical Corp. of China Ltd. (Class A Stock)	104,900	41,253
NetEase, Inc., ADR	4,900	272,538
New China Life Insurance Co. Ltd. (Class H Stock)	4,900	7,782
New Oriental Education & Technology Group, Inc., ADR*	920	21,841
People’s Insurance Co. Group of China Ltd. (The) (Class H Stock)	330,000	91,199
PetroChina Co. Ltd. (Class H Stock)	290,000	110,933
PICC Property & Casualty Co. Ltd. (Class H Stock)	250,000	230,578
Pinduoduo, Inc., ADR*	6,500	356,395
Ping An Bank Co. Ltd. (Class A Stock)	34,800	49,141
Ping An Insurance Group Co. of China Ltd. (Class H Stock)	83,000	332,281
Poly Developments & Holdings Group Co. Ltd. (Class A Stock)	23,600	44,607
Shaanxi Coal Industry Co. Ltd. (Class A Stock)	19,800	53,533
Shanghai International Port Group Co. Ltd. (Class A Stock)	72,261	50,983
Shanghai Pudong Development Bank Co. Ltd. (Class A Stock)	57,600	52,225
Shanxi Lu’an Environmental Energy Development Co. Ltd. (Class A Stock)	24,900	57,074
Shimao Group Holdings Ltd.*^(a)	397,000	141,551
Sichuan Road & Bridge Group Co. Ltd. (Class A Stock)	31,200	47,948
Sunac China Holdings Ltd.*^	16,000	5,871
Suzhou Maxwell Technologies Co. Ltd. (Class A Stock)	860	56,290
TBEA Co. Ltd. (Class A Stock)	19,200	53,523
Tencent Holdings Ltd.	27,600	725,240
Tencent Music Entertainment Group, ADR*	3,900	14,079
Tongwei Co. Ltd. (Class A Stock)	8,900	52,937
Vipshop Holdings Ltd., ADR*	2,500	17,425
Wharf Holdings Ltd. (The)	7,000	20,044
Yankuang Energy Group Co. Ltd. (Class H Stock)	18,000	50,607
Zhejiang Orient Gene Biotech Co. Ltd. (Class A Stock)	3,096	34,785
ZTE Corp. (Class H Stock)	4,400	7,849

		7,762,504

Colombia 0.0%

Bancolombia SA	1,330	9,506

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Czech Republic 0.1%

CEZ A/S	910	$29,739

Greece 0.9%

Eurobank Ergasias Services and Holdings SA*	32,990	32,568
Hellenic Telecommunications Organization SA	3,007	47,224
JUMBO SA	4,412	62,666
Mytilineos SA	7,050	118,216
National Bank of Greece SA*	3,180	11,522
OPAP SA	1,097	13,442

		285,638

Hong Kong 0.1%

Orient Overseas International Ltd.	1,000	14,613
Sino Biopharmaceutical Ltd.	53,000	25,718

		40,331

Hungary 0.0%

MOL Hungarian Oil & Gas PLC	1,862	11,180

India 17.5%

Adani Enterprises Ltd.	1,475	59,698
Aurobindo Pharma Ltd.	1,574	10,233
Avenue Supermarts Ltd., 144A*	845	44,133
Axis Bank Ltd.	12,222	134,032
Bajaj Finance Ltd.	3,812	329,509
Bajaj Finserv Ltd.	2,100	42,853
Bharat Electronics Ltd.	124,409	160,552
Cholamandalam Investment & Finance Co. Ltd.	2,312	19,831
Cipla Ltd.	16,140	227,719
Coal India Ltd.	8,448	25,079
Colgate-Palmolive India Ltd.	658	12,984
Divi’s Laboratories Ltd.	726	31,668
Dr. Reddy’s Laboratories Ltd.	648	34,880
Eicher Motors Ltd.	731	34,060
GAIL India Ltd.	192,792	212,516
Grasim Industries Ltd.	1,442	30,058
HCL Technologies Ltd.	22,244	280,022
Hindalco Industries Ltd.	46,378	227,210
Hindustan Unilever Ltd.	10,460	322,729
Housing Development Finance Corp. Ltd.	1,282	38,330
ICICI Bank Ltd.	28,273	310,872
Indian Railway Catering & Tourism Corp. Ltd.	1,344	12,058

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

India (cont’d.)

Indraprastha Gas Ltd.	1,764	$9,141
Info Edge India Ltd.	394	18,671
Infosys Ltd.	10,736	200,098
Infosys Ltd., ADR	17,700	331,521
ITC Ltd.	74,325	313,379
Jindal Steel & Power Ltd.	2,261	12,564
Mahindra & Mahindra Ltd.	4,698	76,676
NTPC Ltd.	51,954	108,757
Page Industries Ltd.	424	255,074
PI Industries Ltd.	416	16,296
Power Grid Corp. of India Ltd.	63,844	176,150
Reliance Industries Ltd.	8,949	276,137
SBI Cards & Payment Services Ltd.	1,276	12,751
Shriram Transport Finance Co. Ltd.	738	10,975
Siemens Ltd.	396	14,010
SRF Ltd.	814	25,193
Sun Pharmaceutical Industries Ltd.	24,647	302,832
Tata Consultancy Services Ltd.	5,169	199,482
Tata Elxsi Ltd.	2,003	169,306
Tata Steel Ltd.	215,750	264,620
Titan Co. Ltd.	1,936	64,601
United Spirits Ltd.*	1,652	17,897
UPL Ltd.	4,453	39,312
Vedanta Ltd.	31,408	106,428

		5,622,897

Indonesia 3.4%

Adaro Energy Indonesia Tbk PT	982,400	250,629
Astra International Tbk PT	634,400	271,099
Bank Central Asia Tbk PT	187,000	105,707
Bank Mandiri Persero Tbk PT	476,100	321,631
Indofood Sukses Makmur Tbk PT	166,300	68,809
Kalbe Farma Tbk PT	122,200	16,070
Sumber Alfaria Trijaya Tbk PT	92,000	16,624
Unilever Indonesia Tbk PT	40,500	12,049
United Tractors Tbk PT	9,400	19,444

		1,082,062

Kuwait 0.2%

Mobile Telecommunications Co. KSCP	34,155	66,017

Malaysia 1.2%

IOI Corp. Bhd	12,800	11,046

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Malaysia (cont’d.)

Kuala Lumpur Kepong Bhd	2,200	$10,072
Petronas Chemicals Group Bhd	56,200	103,612
PPB Group Bhd	3,500	12,359
Sime Darby Plantation Bhd	109,300	101,760
Telekom Malaysia Bhd	120,000	141,134

		379,983

Mexico 0.8%

Arca Continental SAB de CV	2,400	19,606
Cemex SAB de CV, UTS*	86,400	33,665
Coca-Cola Femsa SAB de CV, UTS	2,940	18,492
Grupo Aeroportuario del Pacifico SAB de CV (Class B Stock)	2,100	32,572
Grupo Aeroportuario del Sureste SAB de CV (Class B Stock)	1,120	26,284
Grupo Financiero Banorte SAB de CV (Class O Stock)	14,000	113,969
Kimberly-Clark de Mexico SAB de CV (Class A Stock)	8,500	13,394

		257,982

Peru 0.2%

Credicorp Ltd.	400	58,544

Philippines 0.1%

Aboitiz Equity Ventures, Inc.	9,600	9,435
Bank of the Philippine Islands	10,400	17,296
Jollibee Foods Corp.	2,520	10,108
Metropolitan Bank & Trust Co.	10,500	9,427

		46,266

Poland 0.5%

Powszechny Zaklad Ubezpieczen SA	28,046	157,123

Qatar 1.3%

Industries Qatar QSC	55,624	240,797
Ooredoo QPSC	60,274	161,594
Qatar Electricity & Water Co. QSC	2,502	12,708

		415,099

Russia 0.0%

Inter RAO UES PJSC^	202,400	1
LUKOIL PJSC^	2,762	—
Magnit PJSC^	1,716	—
Magnit PJSC, GDR^	3	—

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Russia (cont’d.)

PhosAgro PJSC^	232	$—
PhosAgro PJSC, GDR XSTU^	4	—
PhosAgro PJSC, GDR OOTC^	2	—
Rosneft Oil Co. PJSC^	5,856	—
Sberbank of Russia PJSC*^	55,364	—
Surgutneftegas PJSC^	38,400	—

		1

Saudi Arabia 3.7%

Al Rajhi Bank*	11,033	250,183
Almarai Co. JSC	1,408	21,085
Bupa Arabia for Cooperative Insurance Co.	322	16,538
Dr. Sulaiman Al Habib Medical Services Group Co.	480	28,955
Etihad Etisalat Co.	1,638	15,947
Riyad Bank	7,275	69,530
SABIC Agri-Nutrients Co.	4,487	189,584
Sahara International Petrochemical Co.	1,794	19,314
Saudi Arabian Mining Co.*	2,212	49,235
Saudi Basic Industries Corp.	4,585	107,658
Saudi British Bank (The)	5,162	59,795
Saudi Electricity Co.	3,780	27,142
Saudi National Bank (The)	13,152	207,870
Saudi Telecom Co.	10,681	114,755

		1,177,591

South Africa 4.1%

Absa Group Ltd.	24,414	265,117
African Rainbow Minerals Ltd.	15,531	218,710
Anglo American Platinum Ltd.	276	21,977
Bidvest Group Ltd. (The)	1,404	16,222
Exxaro Resources Ltd.	1,326	14,776
Impala Platinum Holdings Ltd.	4,223	43,238
Kumba Iron Ore Ltd.	376	7,074
Mr. Price Group Ltd.	1,486	14,302
MultiChoice Group	2,134	13,947
Nedbank Group Ltd.	19,290	228,371
Northam Platinum Holdings Ltd.*	1,885	17,634
Old Mutual Ltd.	27,166	15,420
Sasol Ltd.	9,499	159,679
Sibanye Stillwater Ltd.	57,414	134,476
Woolworths Holdings Ltd.	42,830	146,872

		1,317,815

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea 12.8%

BNK Financial Group, Inc.	18,705	$84,058
Cheil Worldwide, Inc.	13,221	226,546
CJ CheilJedang Corp.	46	13,356
DB Insurance Co. Ltd.	1,080	42,623
Doosan Bobcat, Inc.	728	17,085
Ecopro BM Co. Ltd.	252	20,297
E-MART, Inc.	101	5,988
F&F Co. Ltd.	230	23,434
GS Holdings Corp.	3,021	97,444
Hana Financial Group, Inc.	6,054	175,029
Hankook Tire & Technology Co. Ltd.	1,064	27,254
Hyundai Engineering & Construction Co. Ltd.	420	10,268
Hyundai Glovis Co. Ltd.	97	11,823
Hyundai Mobis Co. Ltd.	1,722	264,119
Hyundai Motor Co.	743	85,622
Hyundai Steel Co.	437	8,599
Industrial Bank of Korea	1,330	9,747
KB Financial Group, Inc.	2,148	72,278
Kia Corp.	5,548	257,820
Korea Aerospace Industries Ltd.	416	13,816
Korea Investment Holdings Co. Ltd.	4,473	155,275
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	230	11,717
KT&G Corp.	2,578	173,143
Kumho Petrochemical Co. Ltd.	180	16,501
L&F Co. Ltd.*	129	20,329
LG Energy Solution Ltd.*	128	47,363
LG Innotek Co. Ltd.	942	195,431
Meritz Securities Co. Ltd.	54,599	141,579
Mirae Asset Securities Co. Ltd.	1,486	6,615
Orion Corp.	135	9,607
POSCO Holdings, Inc.	404	70,414
Samsung C&T Corp.	455	37,770
Samsung Electronics Co. Ltd.	21,195	882,133
Samsung Engineering Co. Ltd.*	1,516	25,325
Samsung Fire & Marine Insurance Co. Ltd.	324	45,441
Samsung SDI Co. Ltd.	751	387,452
Samsung SDS Co. Ltd.	145	12,703
Shinhan Financial Group Co. Ltd.	6,098	154,990
SK, Inc.	219	32,817
Woori Financial Group, Inc.	26,378	217,671

		4,111,482

Taiwan 11.3%

Accton Technology Corp.	20,000	150,397

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Taiwan (cont’d.)

Advantech Co. Ltd.	3,000	$27,179
ASE Technology Holding Co. Ltd.	18,000	44,445
China Airlines Ltd.	16,000	8,376
Chunghwa Telecom Co. Ltd.	46,000	158,604
Delta Electronics, Inc.	11,000	87,525
E Ink Holdings, Inc.	5,000	31,771
Eclat Textile Co. Ltd.	2,000	26,245
Evergreen Marine Corp. Taiwan Ltd.	24,000	102,103
Far EasTone Telecommunications Co. Ltd.	8,000	17,541
Feng TAY Enterprise Co. Ltd.	3,000	14,899
Fubon Financial Holding Co. Ltd.	11,000	17,375
Globalwafers Co. Ltd.	2,000	22,168
Hon Hai Precision Industry Co. Ltd.	126,000	400,186
Largan Precision Co. Ltd.	1,000	57,212
Lite-On Technology Corp.	11,000	21,782
Nan Ya Printed Circuit Board Corp.	2,000	13,048
Taiwan Semiconductor Manufacturing Co. Ltd.	153,000	1,839,398
Unimicron Technology Corp.	57,000	219,015
United Microelectronics Corp.*	201,000	241,695
Wan Hai Lines Ltd.	5,060	10,593
Wiwynn Corp.	1,000	22,402
WPG Holdings Ltd.	8,000	10,892
Yang Ming Marine Transport Corp.	8,000	14,893
Zhen Ding Technology Holding Ltd.	24,000	78,656

		3,638,400

Thailand 0.9%

Bangkok Dusit Medical Services PCL	58,400	45,327
Bumrungrad Hospital PCL	2,600	15,499
Central Pattana PCL	11,100	20,082
Central Retail Corp. PCL	9,600	10,594
Charoen Pokphand Foods PCL	20,000	13,297
Home Product Center PCL	33,600	12,912
Indorama Ventures PCL	52,600	58,289
Krung Thai Bank PCL	20,800	9,584
Krungthai Card PCL	5,200	7,802
Land & Houses PCL	45,300	10,947
PTT Exploration & Production PCL	7,600	36,338
PTT Global Chemical PCL	13,100	15,009
PTT Oil & Retail Business PCL	16,000	10,144
Thai Union Group PCL	17,600	8,330

		274,154

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Turkey 2.3%

BIM Birlesik Magazalar A/S	2,542	$18,302
Ford Otomotiv Sanayi A/S	447	8,724
Haci Omer Sabanci Holding A/S	140,306	252,678
KOC Holding A/S	56,992	170,014
Turk Hava Yollari AO*	3,008	16,372
Turkcell Iletisim Hizmetleri A/S	51,426	70,980
Turkiye Is Bankasi A/S (Class C Stock)	415,615	208,202

		745,272

United Arab Emirates 1.4%

Abu Dhabi Islamic Bank PJSC	8,118	21,005
Abu Dhabi National Oil Co. for Distribution PJSC	16,950	20,831
Aldar Properties PJSC	20,874	24,553
Dubai Islamic Bank PJSC	71,104	112,648
Emaar Properties PJSC	144,608	238,713
Emirates NBD Bank PJSC	10,680	38,565

		456,315

United States 0.7%

JBS SA	44,900	217,046

TOTAL COMMON STOCKS (cost $32,063,092)		29,817,502

PREFERRED STOCKS 3.6%

Brazil 2.9%

Cia Energetica de Minas Gerais (PRFC)	112,298	246,967
Gerdau SA (PRFC)	53,000	264,410
Itausa SA (PRFC)	26,100	54,216
Petroleo Brasileiro SA (PRFC)	65,800	379,603

		945,196

Colombia 0.1%

Bancolombia SA (PRFC)	2,415	15,232

Russia 0.0%

Surgutneftegas PJSC (PRFC)^	38,200	—

South Korea 0.6%

Hyundai Motor Co. (2nd PRFC)	200	11,189
Hyundai Motor Co. (PRFC)	128	7,036

See Notes to Financial Statements.

Description			Shares	Value

PREFERRED STOCKS (Continued)

South Korea (cont’d.)

LG Chem Ltd. (PRFC)			42	$8,512
Samsung Electronics Co. Ltd. (PRFC)			4,654	173,929

				200,666

TOTAL PREFERRED STOCKS
(cost $1,072,845)				1,161,094

			Units

RIGHTS* 0.0%

Thailand

Thai Union Group PCL^
(cost $0)			499	—

TOTAL LONG-TERM INVESTMENTS
(cost $33,135,937)				30,978,596

			Shares

SHORT-TERM INVESTMENTS 3.6%

AFFILIATED MUTUAL FUND 0.8%
PGIM Institutional Money Market Fund (cost $238,749; includes $238,140 of cash collateral for securities on loan)(b)(wa)			238,964	238,749

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.3%
U.S. Treasury Bills (cost $99,612)	3.201%	12/15/22	100	99,571

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    21

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 2.5%
Dreyfus Government Cash Management (Institutional Shares) (cost $816,424)	816,424	$816,424

TOTAL SHORT-TERM INVESTMENTS
(cost $1,154,785)		1,154,744

TOTAL INVESTMENTS 99.9%
(cost $34,290,722)		32,133,340
Other assets in excess of liabilities(z) 0.1%		47,698

NET ASSETS 100.0%		$32,181,038

Below is a list of the abbreviation(s) used in the annual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

LIBOR—London Interbank Offered Rate

MSC—Morgan Stanley & Co. LLC

MSCI—Morgan Stanley Capital International

OOTC—OTC Bulletin Board – Other OTC

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

SOFR—Secured Overnight Financing Rate

UTS—Unit Trust Security

XSTU—Stuttgart Stock Exchange

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $147,423 and 0.5% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $223,482; cash collateral of $238,140 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Position:
26	Mini MSCI Emerging Markets Index	Dec. 2022	$1,109,680	$(155,709)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

MSC	$—	$99,571

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Brazil	$1,430,236	$—	$—
Chile	—	224,319	—
China	1,055,023	6,560,059	147,422
Colombia	9,506	—	—
Czech Republic	—	29,739	—
Greece	—	285,638	—
Hong Kong	—	40,331	—
Hungary	—	11,180	—
India	331,521	5,291,376	—
Indonesia	—	1,082,062	—
Kuwait	—	66,017	—
Malaysia	—	379,983	—
Mexico	257,982	—	—
Peru	58,544	—	—

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    23

Schedule of Investments   (continued)

as of October 31, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Philippines	$—	$46,266	$—
Poland	—	157,123	—
Qatar	—	415,099	—
Russia	—	—	1
Saudi Arabia	—	1,177,591	—
South Africa	—	1,317,815	—
South Korea	—	4,111,482	—
Taiwan	—	3,638,400	—
Thailand	—	274,154	—
Turkey	—	745,272	—
United Arab Emirates	—	456,315	—
United States	217,046	—	—
Preferred Stocks
Brazil	945,196	—	—
Colombia	15,232	—	—
Russia	—	—	—
South Korea	—	200,666	—
Rights
Thailand	—	—	—
Short-Term Investments
Affiliated Mutual Fund	238,749	—	—
U.S. Treasury Obligation	—	99,571	—
Unaffiliated Fund	816,424	—	—

Total	$5,375,459	$26,610,458	$147,423

Other Financial Instruments*
Liabilities
Futures Contracts	$(155,709)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2022 were as follows:

Banks	16.2%
Semiconductors & Semiconductor Equipment	6.8
Metals & Mining	5.9
Oil, Gas & Consumable Fuels	5.4
Internet & Direct Marketing Retail	4.7

Electronic Equipment, Instruments & Components	4.7%
Technology Hardware, Storage & Peripherals	3.6
Automobiles	3.3
IT Services	3.2
Insurance	3.1

See Notes to Financial Statements.

Industry Classification (continued):

Interactive Media & Services	2.7%
Pharmaceuticals	2.7
Chemicals	2.6
Unaffiliated Fund	2.5
Diversified Telecommunication Services	2.5
Industrial Conglomerates	2.4
Electric Utilities	2.4
Real Estate Management & Development	2.0
Food Products	1.7
Tobacco	1.5
Gas Utilities	1.4
Textiles, Apparel & Luxury Goods	1.2
Consumer Finance	1.2
Personal Products	1.1
Capital Markets	1.0
Food & Staples Retailing	0.9
Entertainment	0.9
Auto Components	0.9
Paper & Forest Products	0.8
Electrical Equipment	0.8
Marine	0.8
Media	0.8
Affiliated Mutual Fund (0.7% represents investments purchased with collateral from securities on loan)	0.8
Biotechnology	0.7
Software	0.6
Aerospace & Defense	0.5
Wireless Telecommunication Services	0.5
Communications Equipment	0.5
Multiline Retail	0.5
Specialty Retail	0.5
Construction & Engineering	0.4
Independent Power & Renewable Electricity Producers	0.4
Beverages	0.4
Transportation Infrastructure	0.3
U.S. Treasury Obligation	0.3
Health Care Providers & Services	0.3
Diversified Financial Services	0.3
Construction Materials	0.2
Trading Companies & Distributors	0.2
Household Durables	0.1
Machinery	0.1
Life Sciences Tools & Services	0.1
Household Products	0.1

Airlines	0.1%
Hotels, Restaurants & Leisure	0.1
Diversified Consumer Services	0.1
Containers & Packaging	0.1
Multi-Utilities	0.0	*
Commercial Services & Supplies	0.0	*
Air Freight & Logistics	0.0	*
Road & Rail	0.0	*

	99.9
Other assets in excess of liabilities	0.1

	100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    25

Schedule of Investments  (continued)

as of October 31, 2022

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	—	$—	Due from/to broker-variation margin futures	$155,709	*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(373,340)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Futures

Equity contracts	$(114,857)

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,225,704

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.

See Notes to Financial Statements.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$223,482	$(223,482)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    27

Statement of Assets and Liabilities

as of October 31, 2022

Assets

Investments at value, including securities on loan of $223,482:
Unaffiliated investments (cost $34,051,973)	$31,894,591
Affiliated investments (cost $238,749)	238,749
Foreign currency, at value (cost $482,176)	482,547
Receivable for investments sold	1,004,329
Receivable for Fund shares sold	178,350
Dividends receivable	39,688
Due from Manager	9,335
Tax reclaim receivable	2,886
Prepaid expenses	1,230

Total Assets	33,851,705

Liabilities

Payable for investments purchased	1,265,328
Payable to broker for collateral for securities on loan	238,140
Accrued expenses and other liabilities	124,453
Foreign capital gains tax liability accrued	36,990
Due to broker—variation margin futures	3,380
Payable for Fund shares purchased	1,490
Trustees’ fees payable	814
Affiliated transfer agent fee payable	72

Total Liabilities	1,670,667

Net Assets	$32,181,038

Net assets were comprised of:
Paid-in capital	$36,644,773
Total distributable earnings (loss)	(4,463,735)

Net assets, October 31, 2022	$32,181,038

Class R6

Net asset value, offering price and redemption price per share, ($32,181,038 ÷ 3,445,131 shares of beneficial interest issued and outstanding)	$9.34

See Notes to Financial Statements.

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $202,211 foreign withholding tax)	$1,688,723
Income from securities lending, net (including affiliated income of $2,526)	42,936
Affiliated dividend income	251

Total income	1,731,910

Expenses
Management fee	285,033
Custodian and accounting fees	123,764
Fund data services	76,222
Audit fee	32,300
Legal fees and expenses	21,658
Shareholders’ reports	17,092
Trustees’ fees	9,880
Transfer agent’s fees and expenses (including affiliated expense of $411)	496
Registration fees	225
Miscellaneous	20,633

Total expenses	587,303
Less: Fee waiver and/or expense reimbursement	(130,762)

Net expenses	456,541

Net investment income (loss)	1,275,369

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(104)) (net of foreign capital gains taxes $(16,561))	(2,716,559)
Futures transactions	(373,340)
Foreign currency transactions	(56,496)

(3,146,395)

Net change in unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains taxes $60,289)	(8,298,734)
Futures	(114,857)
Foreign currencies	2,453

(8,411,138)

Net gain (loss) on investment and foreign currency transactions	(11,557,533)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(10,282,164)

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    29

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,275,369	$966,487
Net realized gain (loss) on investment and foreign currency transactions	(3,146,395)	4,026,832
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,411,138)	(509,016)

Net increase (decrease) in net assets resulting from operations	(10,282,164)	4,484,303

Dividends and Distributions
Distributions from distributable earnings
Class R6	(1,396,789)	(567,424)

Fund share transactions
Net proceeds from shares sold (615,309 and 816,485 shares, respectively)	6,975,346	11,048,336
Net asset value of shares issued in reinvestment of dividends and distributions (113,009 and 44,714 shares, respectively)	1,396,789	567,424
Cost of shares purchased (547,267 and 703,162 shares, respectively)	(6,404,812)	(9,693,559)

Net increase (decrease) in net assets from Fund share transactions	1,967,323	1,922,201

Total increase (decrease)	(9,711,630)	5,839,080

Net Assets:

Beginning of year	41,892,668	36,053,588

End of year	$32,181,038	$41,892,668

See Notes to Financial Statements.

Financial Highlights

Class R6 Shares
	Year Ended October 31,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$12.83	$11.61	$11.14	$10.84	$13.21
Income (loss) from investment operations:
Net investment income (loss)	0.38	0.29	0.18	0.19	0.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.45)	1.11	0.53	0.43	(1.71)
Total from investment operations	(3.07)	1.40	0.71	0.62	(1.51)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.18)	(0.24)	(0.21)	(0.17)
Distributions from net realized gains	(0.07)	-	-	(0.11)	(0.69)
Total dividends and distributions	(0.42)	(0.18)	(0.24)	(0.32)	(0.86)
Net asset value, end of year	$9.34	$12.83	$11.61	$11.14	$10.84
Total Return(b):	(24.71)%	12.08%	6.42%	5.82%	(12.31)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$32,181	$41,893	$36,054	$29,804	$27,145
Average net assets (000)	$38,004	$45,007	$32,007	$28,694	$29,759
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.20%	1.20%	1.20%	1.20%	1.20%
Expenses before waivers and/or expense reimbursement	1.54%	1.42%	1.53%	1.70%	1.54%
Net investment income (loss)	3.36%	2.15%	1.66%	1.71%	1.56%
Portfolio turnover rate(d)	101%	108%	106%	117%	118%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions Emerging Markets Equity Fund    31

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions Emerging Markets Equity Fund (formerly known as PGIM QMA Emerging Markets Equity Fund) (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek to provide returns in excess of the Morgan Stanley Capital International Emerging Markets Index over full market cycles.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of their financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also

PGIM Quant Solutions Emerging Markets Equity Fund    33

Notes to Financial Statements (continued)

valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the

PGIM Quant Solutions Emerging Markets Equity Fund    35

Notes to Financial Statements (continued)

expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

The Fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the Fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the Fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability. Any deferred tax liability incurred by the Fund is included in either Other liabilities or Deferred tax liability on the accompanying Statement of Assets and Liabilities.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

PGIM Quant Solutions Emerging Markets Equity Fund    37

Notes to Financial Statements (continued)

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.75% of average daily net assets.	0.75%

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitation attributable to the below class is:

Class	Expense Limitations
R6	1.20%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$38,581,059	$36,768,284

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$1,210,487	$3,528,038	$4,738,525	$—	$ —	$ —	—	$ 251

PGIM Institutional Money Market Fund(1)(b)(wa)

718,364	1,138,585	1,618,096	—	(104)	238,749	238,964	2,526(2)
$1,928,851	$4,666,623	$6,356,621	$—	$(104)	$238,749		$2,777

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.

PGIM Quant Solutions Emerging Markets Equity Fund    39

Notes to Financial Statements (continued)

(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund were $1,184,765 of ordinary income and $212,024 of long-term capital gains. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $567,424 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $1,138,323 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$34,527,480	$3,692,034	$(6,241,883)	$(2,549,849)

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment, mark-to-market of futures contracts and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $3,052,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	3,445,131	100.0%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	4	86.6%
Unaffiliated	—	—

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

PGIM Quant Solutions Emerging Markets Equity Fund    41

Notes to Financial Statements (continued)

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $585,000, borrowed at a weighted average interest rate of 1.30%. The maximum loan outstanding amount during the period was $585,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Concentration Risk: To the extent that the Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country, region or group of countries, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country, region or group of countries.

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Emerging Markets Risk: The risks of foreign investments are greater for investments in or exposed to emerging markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable, than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and price volatility. Emerging market countries may have policies that restrict investment by non-U.S. investors, or that prevent non-U.S. investors from withdrawing their money at will.

The Fund may invest in some emerging markets that subject it to risks such as those associated with illiquidity, custody of assets, different settlement and clearance procedures and asserting legal title under a developing legal and regulatory regime to a greater degree than in developed markets or even in other emerging markets.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

PGIM Quant Solutions Emerging Markets Equity Fund    43

Notes to Financial Statements (continued)

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Investments in China Risk: Investments in China subject the Fund to risks specific to China and may make it more volatile than other funds. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation.

China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy or the Fund. For example, a series of executive orders issued between November 2020 and June 2021 prohibit the Fund from investing in certain companies identified by the U.S. government as “Chinese Military Industrial Complex Companies.” The restrictions in these executive orders may force the subadviser to sell certain positions and may restrict the Fund from future investments the subadviser deems otherwise attractive.

Chinese companies, including Chinese companies that are listed on U.S. exchanges, are not subject to the same degree of regulatory requirements, accounting standards or auditor oversight as companies in more developed countries, and as a result, information about the Chinese securities in which the Fund invests may be less reliable or complete. There may be significant obstacles to obtaining information necessary for investigations into or litigation against Chinese companies and shareholders may have limited legal remedies.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are more illiquid than other investments. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk: Actively managed funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but the subadviser’s judgments about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements may be incorrect. Additionally, the investments selected for the Fund may underperform the markets in general, the Fund’s benchmark and other funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in

PGIM Quant Solutions Emerging Markets Equity Fund    45

Notes to Financial Statements (continued)

the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

PGIM Quant Solutions Emerging Markets Equity Fund    47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Quant Solutions Emerging Markets Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions Emerging Markets Equity Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 19, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.08 for Class R6 share as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund reports the maximum amount allowable, but not less than 70.89% of the ordinary income dividends paid during the period as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

For the year ended October 31, 2022, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $182,842 foreign tax credit from recognized foreign source income of $1,918,447.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2022.

PGIM Quant Solutions Emerging Markets Equity Fund    49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Quant Solutions Emerging Markets Equity Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions Emerging Markets Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Quant Solutions Emerging Markets Equity Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer

Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.

Since June 2022

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions Emerging Markets Equity Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM QMA Emerging Markets Equity Fund is a series of Prudential Investment Portfolios 2.

PGIM Quant Solutions Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions Emerging Markets Equity Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on November 29, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period, though it underperformed its benchmark index over the three- and five-year periods.

•

The Board considered PGIM Investments’ assertions that as of March 31, 2022, the Fund has fully recovered its longer term underperformance and is now outperforming its benchmark index across all time periods, gross of fees.

•

The Board and PGIM Investments agreed to retain the existing contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 1.20% through February 28, 2023.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions Emerging Markets Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street	(800) 225-1852	pgim.com/investments
Newark, NJ 07102

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES

Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES

Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions Emerging Markets Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

 PGIM QUANT SOLUTIONS EMERGING MARKETS EQUITY FUND

SHARE CLASS	R6

NASDAQ	PQEMX

CUSIP	74440E706

 MF244E

PGIM QUANT SOLUTIONS INTERNATIONAL

DEVELOPED MARKETS INDEX FUND

ANNUAL REPORT

OCTOBER 31, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

Table of Contents

Letter from the President	3

Your Fund’s Performance	4

Growth of a $10,000 Investment	4

Strategy and Performance Overview	6

Fees and Expenses	8

Holdings and Financial Statements	11

Approval of Advisory Agreements

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), is a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Quant Solutions International Developed Markets Index Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Quant Solutions International Developed Markets Index Fund

December 15, 2022

PGIM Quant Solutions International Developed Markets Index Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/22
	One Year (%)	Five Years (%)	Since Inception (%)

Fund	-24.07	-0.46	3.51 (11/17/2016)

FTSE Developed Markets Ex-North America Net Index

	-23.81	-0.31	3.85

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Since Inception returns are provided for less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund with a similar investment in the FTSE Developed Markets Ex-North America Net Index by portraying the initial account values at the Fund’s commencement of operations (November 17, 2016) and the account values at the end of the current fiscal year (October 31, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

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Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Benchmark Definition

FTSE Developed Markets Ex-North America Net Index—The FTSE Developed Markets Ex-North America Net Index is a part of a range of indexes designed to help investors benchmark their international investments. The index comprises large- and mid-cap stocks providing coverage of developed markets, excluding the US and Canada. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 10/31/22

Ten Largest Holdings	Line of Business	Country	% of Net Assets
iShares MSCI EAFE ETF	Exchange Traded Funds	United States	2.5%
Nestle SA	Food Products	Switzerland	1.9%
Roche Holding AG	Pharmaceuticals	Switzerland	1.5%
Shell plc	Oil, Gas & Consumable Fuels	Netherlands	1.3%
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	South Korea	1.3%
ASML Holding NV	Semiconductors & Semiconductor Equipment	Netherlands	1.2%
AstraZeneca plc	Pharmaceuticals	United Kingdom	1.1%
Novo Nordisk A/S (Class B Stock)	Pharmaceuticals	Denmark	1.1%
Toyota Motor Corp.	Automobiles	Japan	1.1%
Novartis AG	Pharmaceuticals	Switzerland	1.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Quant Solutions International Developed Markets Index Fund 5

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Quantitative Solutions International Developed Markets Index Fund’s Class R6 shares returned -24.07% in the 12-month reporting period that ended October 31, 2022, underperforming the -23.81% return of the FTSE Developed Markets Ex-North America Net Index (the Index).

What were the market conditions?

•	Following sharp equity declines in the first half of 2022, global stock markets rebounded early in the third quarter, but generally gave back most of their gains by the end of the reporting period.

•

Much of the weakness in equities was driven by global central banks’ laser-beam focus on trying to stem increasing inflation by aggressively hiking interest rates, even at the risk of creating substantial economic pain.

•	The US dollar powered ahead despite significant overvaluation, driven by the US Federal Reserve’s aggressive hiking posture and the risk-off sentiment in global equity markets.

•

The Eurozone economy wilted under the pressure of rising natural gas and electricity prices stemming from disruptions related to Russia’s ongoing war in Ukraine. More dire outcomes are possible should Russia permanently cut off gas flows to the Eurozone.

•	As of the end of the period, inflation had not declined as expected, and central banks had become increasingly hawkish.

How was the Fund managed?

•	The Fund closely tracked the Index’s performance over the reporting period.

•	The Fund holds almost all stocks included in the Index in approximately the same proportions.

•	The Fund employs a “passively managed”—or index—investment approach.

Did the Fund use derivatives?

The Fund held several international stock index futures during the reporting period, including Topix Index Futures, DJ Euro Stoxx Futures, FTSE 100 Futures, CAC40, S&P/ASX 200 Futures, and MSCI-EAFE Mini Futures. These derivatives were used to maintain exposure to equities and provide portfolio liquidity. Futures had minimal impact on performance over the period.

Current outlook

•	Aggressive monetary policy tightening, sky-high energy prices in Europe, mounting inflation, and heightened geopolitical risk have all raised the specter of a global recession.

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•	Measured inflation remains high in most major developed economies and did not decline as expected late in the reporting period, even as weaker commodity prices relieved some pressure.

•

While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines remain a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

•	Due to this uncertainty, international equity valuations have dropped to a point at which a host of developed and emerging market stocks are trading at what appear to be bargain-basement prices.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Quant Solutions International Developed Markets Index Fund 7

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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PGIM Quant Solutions International Developed Markets Index Fund		Beginning Account Value May 1, 2022	Ending Account Value October 31, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class R6	Actual	$1,000.00	$ 874.70	0.31%	$1.46
	Hypothetical	$1,000.00	$1,023.64	0.31%	$1.58

*Fund expenses (net of fee waivers or subsidies, if any) are equal to the annualized expense ratio (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2022, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Quant Solutions International Developed Markets Index Fund 9

Schedule of Investments

as of October 31, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 97.2%

COMMON STOCKS 94.1%

Australia 7.9%

Adbri Ltd.	1,446	$1,458
AGL Energy Ltd.	2,640	11,502
Allkem Ltd.*	2,324	21,473
ALS Ltd.	2,006	14,674
Altium Ltd.	469	10,590
Alumina Ltd.	10,963	9,475
AMP Ltd.*	13,150	10,605
Ampol Ltd.	969	16,901
Ansell Ltd.	526	9,496
APA Group	4,559	30,693
Aristocrat Leisure Ltd.	2,642	62,710
ASX Ltd.	747	32,366
Atlas Arteria Ltd.	5,781	24,337
Aurizon Holdings Ltd.	6,820	15,804
Australia & New Zealand Banking Group Ltd.	12,293	201,405
Bank of Queensland Ltd.	2,651	12,484
Beach Energy Ltd.	7,103	7,263
Bendigo & Adelaide Bank Ltd.	2,338	13,496
BHP Group Ltd.	20,072	482,134
BlueScope Steel Ltd.	1,972	19,858
Boral Ltd.	1,710	3,151
Brambles Ltd.	5,547	41,529
carsales.com Ltd.	1,295	16,775
Challenger Ltd.	2,694	12,105
Charter Hall Group, REIT	1,820	15,108
Cleanaway Waste Management Ltd.	8,163	14,120
Cochlear Ltd.	247	31,553
Coles Group Ltd.	5,016	52,446
Commonwealth Bank of Australia	6,813	456,790
CSR Ltd.	2,068	6,126
Deterra Royalties Ltd.	1,608	4,219
Dexus, REIT	4,332	21,587
Domain Holdings Australia Ltd.	938	1,999
Domino’s Pizza Enterprises Ltd.	249	10,153
Downer EDI Ltd.	2,850	8,191
EBOS Group Ltd.	634	13,822
Endeavour Group Ltd.	5,106	23,372
Evolution Mining Ltd.	7,241	9,606
Flight Centre Travel Group Ltd.*	594	6,322
Flutter Entertainment PLC*	694	91,984
Fortescue Metals Group Ltd.	6,277	59,136
Glencore PLC	52,211	299,329
Goodman Group, REIT	7,238	78,755

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund 11

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)

GPT Group (The), REIT	7,716	$21,324
Harvey Norman Holdings Ltd.	2,351	6,254
IDP Education Ltd.	699	13,188
IGO Ltd.	2,399	23,462
Iluka Resources Ltd.	1,737	9,624
Incitec Pivot Ltd.	7,891	18,977
Insignia Financial Ltd.	3,018	6,084
Insurance Australia Group Ltd.	9,520	29,883
JB Hi-Fi Ltd.	462	12,664
Lendlease Corp. Ltd.	2,817	15,665
Lottery Corp. Ltd. (The)*	8,857	24,298
Lynas Rare Earths Ltd.*	3,618	19,298
Macquarie Group Ltd.	1,386	150,357
Magellan Financial Group Ltd.	531	3,367
Medibank Private Ltd.	11,178	20,128
Metcash Ltd.	3,744	9,828
Mineral Resources Ltd.	672	31,505
Mirvac Group, REIT	15,843	20,991
National Australia Bank Ltd.	12,707	263,950
Newcrest Mining Ltd.	3,448	38,188
NEXTDC Ltd.*	1,893	10,045
Northern Star Resources Ltd.	4,578	25,550
Nufarm Ltd.	1,263	4,501
Orica Ltd.	1,682	14,962
Origin Energy Ltd.	7,072	25,265
Orora Ltd.	3,409	6,615
OZ Minerals Ltd.	1,307	20,238
Perpetual Ltd.	224	3,569
Pilbara Minerals Ltd.*	10,582	34,394
Platinum Asset Management Ltd.	2,149	2,460
Pro Medicus Ltd.	163	5,807
Qantas Airways Ltd.*	3,409	12,739
QBE Insurance Group Ltd.	5,914	46,336
Qube Holdings Ltd.	6,019	10,479
Ramsay Health Care Ltd.	675	25,319
REA Group Ltd.	205	15,889
Reece Ltd.	822	8,162
Rio Tinto Ltd.	1,466	83,195
Rio Tinto PLC	4,341	226,868
Santos Ltd.	12,125	59,190
Scentre Group, REIT	20,039	37,293
SEEK Ltd.	1,403	19,313
Seven Group Holdings Ltd.	585	6,860
Shopping Centres Australasia Property Group, REIT	4,499	7,836

See Notes to Financial Statements.

12

Description	Shares	Value

COMMON STOCKS (Continued)

Australia (cont’d.)

Sierra Rutile Holdings Ltd.*	1,737	$230
Sonic Healthcare Ltd.	1,853	38,793
South32 Ltd.	18,545	42,547
Star Entertainment Group Ltd. (The)*	3,311	6,228
Stockland, REIT	9,606	22,133
Suncorp Group Ltd.	4,876	35,668
Tabcorp Holdings Ltd.	8,373	5,169
Telstra Group Ltd.*	16,300	40,871
TPG Telecom Ltd.	1,473	4,621
Transurban Group,UTS	12,117	102,788
Treasury Wine Estates Ltd.	2,930	24,280
Vicinity Ltd., REIT	15,439	19,247
Washington H Soul Pattinson &Co. Ltd.	1,090	19,507
Wesfarmers Ltd.	4,518	131,108
Westpac Banking Corp.	13,900	214,629
Whitehaven Coal Ltd.	3,475	20,186
WiseTech Global Ltd.	635	23,484
Woodside Energy Group Ltd.	7,542	174,359
Woolworths Group Ltd.	4,792	101,196
Worley Ltd.	1,519	13,875

		4,779,741

Austria 0.2%

ANDRITZ AG	291	13,525
Erste Group Bank AG	1,263	31,126
Mondi PLC	1,870	31,376
OMV AG	571	26,291
Raiffeisen Bank International AG	535	7,440
Telekom Austria AG*	558	3,243
Verbund AG	265	20,759
voestalpine AG	497	10,790

		144,550

Belgium 0.8%

Ackermans & van Haaren NV	89	12,400
Ageas SA/NV	716	24,787
Anheuser-Busch InBev SA/NV	3,449	172,520
D’ieteren Group	96	15,977
Elia Group SA/NV	151	19,091
Etablissements Franz Colruyt NV	211	5,086
Groupe Bruxelles Lambert NV	384	28,311
KBC Group NV	1,087	54,476
Proximus SADP	562	5,892

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	13

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Belgium (cont’d.)

Sofina SA	61	$11,895
Solvay SA	278	25,087
UCB SA	466	35,121
Umicore SA	824	27,164
Warehouses De Pauw CVA, REIT	566	14,527

		452,334

Brazil 0.1%
Yara International ASA	654	29,189

Burkina Faso 0.0%
Endeavour Mining PLC	726	12,628

Cambodia 0.0%
NagaCorp Ltd.*	6,662	3,038

Chile 0.0%
Antofagasta PLC	1,392	18,758

China 0.6%
AAC Technologies Holdings, Inc.*	3,200	5,862
BOC Hong Kong Holdings Ltd.	14,400	44,745
Budweiser Brewing Co. APAC Ltd., 144A	7,000	14,733
China Travel International Investment Hong Kong Ltd.*	16,000	2,486
Chow Tai Fook Jewellery Group Ltd.	7,200	12,327
ESR Group Ltd., 144A	8,000	13,643
HUTCHMED China Ltd.*	2,000	3,359
Kerry Logistics Network Ltd.	1,100	1,746
Lenovo Group Ltd.	31,000	24,775
MMG Ltd.*	10,000	1,972
Nexteer Automotive Group Ltd.	4,000	2,165
Prosus NV*	3,399	146,979
Shangri-La Asia Ltd.*	5,600	3,099
SITC International Holdings Co. Ltd.	5,000	8,189
Want Want China Holdings Ltd.	16,000	10,510
Wharf Holdings Ltd. (The)	5,000	14,318
Wilmar International Ltd.	8,400	23,012
Xinyi Glass Holdings Ltd.	8,000	10,281

		344,201

Denmark 2.3%
AP Moller - Maersk A/S (Class A Stock)	12	24,008

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Denmark (cont’d.)

AP Moller - Maersk A/S (Class B Stock)	21	$43,873
Carlsberg A/S (Class B Stock)	365	42,977
Chr Hansen Holding A/S	413	22,938
Coloplast A/S (Class B Stock)	525	58,522
Danske Bank A/S	2,538	40,940
Demant A/S*	376	10,268
DSV A/S	752	101,617
Genmab A/S*	259	99,769
GN Store Nord A/S	514	10,923
H. Lundbeck A/S	988	3,697
H. Lundbeck A/S (Class A Stock)*	247	839
Novo Nordisk A/S (Class B Stock)	6,239	678,374
Novozymes A/S (Class B Stock)	792	41,573
Orsted A/S, 144A	744	61,384
Pandora A/S	352	18,516
ROCKWOOL A/S (Class B Stock)	26	5,178
Royal Unibrew A/S	184	10,511
SimCorp A/S	167	9,972
Tryg A/S	1,387	30,000
Vestas Wind Systems A/S	3,967	78,204

		1,394,083

Finland 1.2%

Elisa OYJ	554	26,773
Fortum OYJ	1,736	24,433
Huhtamaki OYJ	383	13,765
Kesko OYJ (Class B Stock)	1,084	21,095
Kojamo OYJ	784	10,203
Kone OYJ (Class B Stock)	1,548	63,384
Metso Outotec OYJ	2,437	18,495
Neste OYJ	1,642	71,966
Nokia OYJ	22,246	98,859
Nordea Bank Abp	14,200	135,705
Orion OYJ (Class B Stock)	417	19,190
Sampo OYJ (Class A Stock)	1,933	88,392
Stora Enso OYJ (Class R Stock)	2,216	28,894
UPM-Kymmene OYJ	2,103	70,698
Valmet OYJ	679	15,443
Wartsila OYJ Abp	1,961	13,369

		720,664

France 9.0%

Accor SA*	735	17,612

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	15

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Adevinta ASA*	1,219	$8,345
Aeroports de Paris*	117	15,822
Air Liquide SA	2,038	266,598
Airbus SE	2,225	240,753
ALD SA, 144A	293	3,126
Alstom SA	1,168	24,039
Amundi SA, 144A	235	11,087
Arkema SA	261	20,655
AXA SA	7,375	182,125
BioMerieux	172	15,218
BNP Paribas SA	4,266	200,050
Bollore SE	3,976	19,886
Bouygues SA	856	24,423
Bureau Veritas SA	1,141	28,229
Capgemini SE	631	103,415
Carrefour SA	2,327	37,454
Cie de L’Odet SE	1	1,195
Cie de Saint-Gobain	1,841	75,262
Cie Generale des Etablissements Michelin SCA	2,764	70,438
Covivio, REIT	206	11,030
Credit Agricole SA	4,788	43,445
Danone SA	2,411	119,826
Dassault Aviation SA	93	13,812
Dassault Systemes SE	2,634	88,288
Edenred	993	50,907
Eiffage SA	284	25,680
Electricite de France SA	2,327	27,482
Engie SA	6,553	85,146
EssilorLuxottica SA	1,188	187,856
Eurazeo SE	181	10,329
Euroapi SA*	191	3,342
Faurecia SE*	637	9,510
Gecina SA, REIT	207	18,455
Getlink SE	1,762	27,883
Hermes International	124	160,504
ICADE, REIT	132	4,910
Ipsen SA	144	14,799
JCDecaux SE*	282	3,560
Kering SA	291	133,267
Klepierre SA, REIT*	744	14,953
La Francaise des Jeux SAEM, 144A	365	11,895
Legrand SA	1,055	80,396
L’Oreal SA	983	308,666
LVMH Moet Hennessy Louis Vuitton SE	994	627,209

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

France (cont’d.)

Neoen SA, 144A	172	$5,999
Orange SA	7,564	72,069
Pernod Ricard SA	820	143,919
Publicis Groupe SA	905	50,684
Remy Cointreau SA	98	14,988
Renault SA*	741	22,815
Rexel SA*	949	16,935
Safran SA	1,390	154,804
Sanofi	4,345	373,921
Sartorius Stedim Biotech	92	29,195
SCOR SE	629	9,459
SEB SA	124	8,073
Societe Generale SA	2,996	68,719
Sodexo SA	350	31,004
SOITEC*	98	12,548
Somfy SA	31	3,302
Teleperformance	229	61,356
Thales SA	401	50,999
TotalEnergies SE	9,429	514,384
Ubisoft Entertainment SA*	386	10,590
Unibail-Rodamco-Westfield, REIT*	413	19,518
Valeo	974	16,045
Veolia Environnement SA	2,486	55,478
Vinci SA	1,982	182,417
Vivendi SE	2,757	22,566
Wendel SE	114	8,926
Worldline SA, 144A*	974	42,512

		5,452,107

Germany 6.4%

1&1 AG	176	2,319
adidas AG	664	64,816
Allianz SE	1,625	292,345
Aroundtown SA	4,949	9,810
BASF SE	3,652	163,868
Bayer AG	3,923	206,276
Bayerische Motoren Werke AG	1,267	99,449
Bechtle AG	329	11,366
Beiersdorf AG	398	38,206
Brenntag SE	597	36,224
Carl Zeiss Meditec AG	147	17,793
Commerzbank AG*	4,187	33,453
Continental AG	417	21,599
Covestro AG, 144A	725	24,611

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	17

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)

CTS Eventim AG & Co. KGaA*	242	$11,552
Daimler Truck Holding AG*	1,677	44,730
Deutsche Bank AG	7,994	76,197
Deutsche Boerse AG	734	119,363
Deutsche Lufthansa AG*	2,309	15,787
Deutsche Post AG	3,861	136,486
Deutsche Telekom AG	13,504	254,895
Deutsche Wohnen SE	202	4,074
DWS Group GmbH & Co. KGaA, 144A	122	3,298
E.ON SE	8,738	73,172
Evonik Industries AG	768	14,148
Evotec SE*	638	12,169
Fielmann AG	95	3,026
Fraport AG Frankfurt Airport Services Worldwide*	147	5,663
Fresenius Medical Care AG & Co. KGaA	784	21,686
Fresenius SE & Co. KGaA	1,575	36,246
Fuchs Petrolub SE	142	3,424
GEA Group AG	666	23,280
Hannover Rueck SE	240	39,054
HeidelbergCement AG	573	26,350
Hella GmbH & Co. KGaA	91	7,104
HelloFresh SE*	656	13,113
Henkel AG & Co. KGaA	407	23,893
HOCHTIEF AG	71	3,772
Infineon Technologies AG	5,197	126,108
KION Group AG	302	6,695
Knorr-Bremse AG	265	11,930
LANXESS AG	357	12,073
LEG Immobilien SE	293	19,129
Mercedes-Benz Group AG	3,355	194,193
Merck KGaA	510	83,112
METRO AG*	519	3,959
MTU Aero Engines AG	206	36,865
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	560	147,827
Nemetschek SE	216	10,298
Puma SE	401	17,729
Rational AG	17	9,583
Rheinmetall AG	167	27,146
RWE AG	2,487	95,738
SAP SE	4,425	425,919
Sartorius AG	9	2,653
Scout24 SE, 144A	304	15,578
Siemens AG	3,012	328,938
Siemens Energy AG	1,725	20,109

See Notes to Financial Statements.

18

Description	Shares	Value

COMMON STOCKS (Continued)

Germany (cont’d.)

Siemens Healthineers AG, 144A	1,105	$50,623
Sixt SE	52	4,877
SUSE SA*	147	2,597
Symrise AG	520	53,078
Talanx AG	220	8,262
Telefonica Deutschland Holding AG	3,678	8,014
thyssenkrupp AG*	1,998	10,517
Traton SE	207	2,581
TUI AG*	4,737	7,149
Uniper SE	357	1,069
United Internet AG	445	8,318
Vantage Towers AG	379	10,659
Varta AG	51	1,367
Volkswagen AG	128	21,879
Vonovia SE	3,151	69,671
Wacker Chemie AG	62	7,218
Zalando SE, 144A*	877	20,213

		3,878,291

Hong Kong 2.0%

AIA Group Ltd.	47,200	357,530
ASMPT Ltd.	1,400	7,701
Bank of East Asia Ltd. (The)	3,600	3,450
Brightoil Petroleum Holdings Ltd.*^	7,000	—
Cafe de Coral Holdings Ltd.	2,000	2,334
Cathay Pacific Airways Ltd.*	3,700	3,355
Champion REIT, REIT	8,000	2,394
CK Asset Holdings Ltd.	7,800	43,123
CK Infrastructure Holdings Ltd.	2,200	10,452
CLP Holdings Ltd.	6,400	42,956
Dah Sing Banking Group Ltd.	2,400	1,431
Dah Sing Financial Holdings Ltd.	400	792
DFI Retail Group Holdings Ltd.	1,200	2,690
Guotai Junan International Holdings Ltd.	7,000	499
Haitong International Securities Group Ltd.*	14,300	1,038
Hang Lung Group Ltd.	2,800	3,632
Hang Lung Properties Ltd.	8,000	10,064
Hang Seng Bank Ltd.	2,800	39,418
Henderson Land Development Co. Ltd.	5,004	12,251
Hong Kong & China Gas Co. Ltd.	43,356	33,417
Hong Kong Exchanges & Clearing Ltd.	5,040	133,780
Hongkong Land Holdings Ltd.	4,700	18,094
Huabao International Holdings Ltd.	4,000	1,843
Hutchison Port Holdings Trust, UTS	21,100	3,446

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	19

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hong Kong (cont’d.)

Hutchison Telecommunications Hong Kong Holdings Ltd.	8,000	$1,060
Hysan Development Co. Ltd.	2,800	6,103
Jardine Matheson Holdings Ltd.	787	36,256
Johnson Electric Holdings Ltd.	1,500	1,545
Kerry Properties Ltd.	2,400	3,797
Lifestyle International Holdings Ltd.*	2,000	1,186
Link REIT, REIT	8,400	49,649
Man Wah Holdings Ltd.	6,800	3,794
Melco International Development Ltd.*	3,600	1,882
MTR Corp. Ltd.	5,500	24,201
New World Development Co. Ltd.	5,900	12,068
NWS Holdings Ltd.	6,000	4,255
Orient Overseas International Ltd.	500	7,307
PCCW Ltd.	16,000	6,113
Power Assets Holdings Ltd.	5,600	26,777
Prudential PLC	10,847	100,765
Sino Land Co. Ltd.	15,600	16,658
Sun Hung Kai Properties Ltd.	5,500	59,105
Swire Pacific Ltd. (Class A Stock)	2,000	13,267
Swire Pacific Ltd. (Class B Stock)	2,900	2,988
Swire Properties Ltd.	4,000	7,688
Techtronic Industries Co. Ltd.	5,500	52,078
United Energy Group Ltd.	30,000	2,902
Vitasoy International Holdings Ltd.*	3,000	5,123
VTech Holdings Ltd.	600	3,194
WH Group Ltd., 144A	31,200	15,756
Wharf Real Estate Investment Co. Ltd.	6,500	25,610
Yue Yuen Industrial Holdings Ltd.	2,700	2,745

		1,229,562

Indonesia 0.0%

First Pacific Co. Ltd.	10,000	2,648
Golden Agri-Resources Ltd.	25,200	5,168

		7,816

Ireland 0.5%

AIB Group PLC	3,424	9,905
Bank of Ireland Group PLC	3,608	25,980
CRH PLC	3,018	108,415
Glanbia PLC	811	9,366
Kerry Group PLC (Class A Stock)	608	52,808

See Notes to Financial Statements.

20

Description	Shares	Value

COMMON STOCKS (Continued)

Ireland (cont’d.)

Kingspan Group PLC	583	$29,393
Smurfit Kappa Group PLC	1,005	33,148

		269,015

Israel 0.8%

AFI Properties Ltd.	67	2,009
Airport City Ltd.*	285	4,719
Alony Hetz Properties & Investments Ltd.	408	4,785
Amot Investments Ltd.	580	3,509
Ashtrom Group Ltd.	171	3,722
Azrieli Group Ltd.	151	11,187
Bank Hapoalim BM	5,334	51,416
Bank Leumi Le-Israel BM	6,064	57,849
Bezeq The Israeli Telecommunication Corp. Ltd.	8,268	14,636
Big Shopping Centers Ltd.	56	6,279
Delek Group Ltd.*	31	4,720
Elbit Systems Ltd.	98	19,829
Elco Ltd.	39	2,247
Electra Ltd.	9	5,237
Energix-Renewable Energies Ltd.	729	2,545
Enlight Renewable Energy Ltd.*	3,875	7,848
Fattal Holdings 1998 Ltd.*	20	2,031
First International Bank of Israel Ltd. (The)	211	9,111
Fox Wizel Ltd.	27	3,292
Gav-Yam Lands Corp. Ltd.	115	975
Harel Insurance Investments & Financial Services Ltd.	462	4,447
ICL Group Ltd.	2,783	25,096
Israel Corp. Ltd.	14	6,060
Israel Discount Bank Ltd. (Class A Stock)	4,991	28,379
Maytronics Ltd.	183	1,973
Melisron Ltd.	63	4,674
Mivne Real Estate KD Ltd.	2,710	8,426
Mizrahi Tefahot Bank Ltd.	551	20,829
Nice Ltd.*	251	47,306
Nova Ltd.*	113	8,270
OPC Energy Ltd.*	304	3,738
Paz Oil Co. Ltd.*	39	4,659
Phoenix Holdings Ltd. (The)	494	5,351
Sapiens International Corp. NV	130	2,554
Shapir Engineering and Industry Ltd.	367	3,023
Shikun & Binui Ltd.*	905	3,592
Shufersal Ltd.	1,052	7,182
Strauss Group Ltd.	145	3,628

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	21

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Israel (cont’d.)
Teva Pharmaceutical Industries Ltd.*	3,967	$35,469
Tower Semiconductor Ltd.*	421	17,992

		460,594

Italy 1.9%
A2A SpA	6,319	7,007
Amplifon SpA	518	12,869
Assicurazioni Generali SpA	5,454	81,849
Atlantia SpA	2,139	47,716
Banca Mediolanum SpA	1,104	8,260
Buzzi Unicem SpA	332	5,510
Coca-Cola HBC AG*	794	17,344
Davide Campari-Milano NV	1,988	17,853
De’ Longhi SpA	276	4,762
DiaSorin SpA	92	12,028
Enel SpA	31,005	138,510
Eni SpA	9,740	127,923
Ferrari NV	475	93,641
FinecoBank Banca Fineco SpA	2,456	33,096
Hera SpA	3,219	7,670
Infrastrutture Wireless Italiane SpA, 144A	1,429	12,613
Interpump Group SpA	336	13,008
Intesa Sanpaolo SpA	65,521	124,918
Italgas SpA	2,028	10,449
Leonardo SpA	1,657	13,312
Mediobanca Banca di Credito Finanziario SpA	2,579	23,365
Moncler SpA	833	35,939
Nexi SpA, 144A*	2,987	25,824
Pirelli & C SpA, 144A	1,969	7,427
Poste Italiane SpA, 144A	1,836	15,999
PRADA SpA	2,000	9,112
Prysmian SpA	1,017	33,101
Recordati Industria Chimica e Farmaceutica SpA	394	14,803
Reply SpA	96	10,442
Snam SpA	8,603	38,253
Telecom Italia SpA*	43,637	8,537
Telecom Italia SpA, RSP*	24,530	4,689
Terna - Rete Elettrica Nazionale	5,438	36,063
UniCredit SpA	7,758	96,209
UnipolSai Assicurazioni SpA	1,497	3,375

		1,153,476

See Notes to Financial Statements.

22

Description	Shares	Value

COMMON STOCKS (Continued)

Japan 21.7%
ABC-Mart, Inc.	100	$4,457
Acom Co. Ltd.	1,200	2,622
Activia Properties, Inc., REIT	3	8,886
Advance Residence Investment Corp., REIT	5	11,641
Advantest Corp.	770	40,534
Aeon Co. Ltd.	2,780	51,849
AEON Financial Service Co. Ltd.	410	4,012
Aeon Mall Co. Ltd.	430	4,678
AEON REIT Investment Corp., REIT	7	7,536
AGC, Inc.	720	22,561
Aica Kogyo Co. Ltd.	280	6,018
Ain Holdings, Inc.	100	4,201
Air Water, Inc.	680	7,592
Aisin Corp.	700	17,969
Ajinomoto Co., Inc.	1,920	52,806
Alfresa Holdings Corp.	650	7,483
Alps Alpine Co. Ltd.	800	6,872
Amada Co. Ltd.	1,100	7,737
Amano Corp.	310	5,305
ANA Holdings, Inc.*	650	12,635
Anritsu Corp.	560	5,636
Aozora Bank Ltd.	520	8,945
Ariake Japan Co. Ltd.	100	3,464
As One Corp.	120	5,117
Asahi Group Holdings Ltd.	1,940	54,283
Asahi Intecc Co. Ltd.	800	13,628
Asahi Kasei Corp.	4,950	31,739
Asics Corp.	700	10,727
ASKUL Corp.	200	2,089
Astellas Pharma, Inc.	7,230	99,761
Azbil Corp.	500	13,588
AZ-COM MARUWA Holdings, Inc.	200	1,900
Bandai Namco Holdings, Inc.	770	50,899
Bank of Kyoto Ltd. (The)	240	8,649
BayCurrent Consulting, Inc.	400	11,223
Benefit One, Inc.	200	2,767
Benesse Holdings, Inc.	320	4,721
Bic Camera, Inc.	600	4,665
BIPROGY, Inc.	300	6,480
Bridgestone Corp.	2,200	79,566
Brother Industries Ltd.	950	16,184
Calbee, Inc.	340	6,830
Canon Marketing Japan, Inc.	160	3,376
Canon, Inc.	3,930	83,306

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	23

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Capcom Co. Ltd.	800	$22,252
Casio Computer Co. Ltd.	800	6,953
Central Japan Railway Co.	694	80,349
Chiba Bank Ltd. (The)	2,650	14,520
Chubu Electric Power Co., Inc.	2,800	22,792
Chugai Pharmaceutical Co. Ltd.	2,570	59,552
Chugin Financial Group, Inc.	650	3,918
Chugoku Electric Power Co., Inc. (The)	1,080	5,067
Coca-Cola Bottlers Japan Holdings, Inc.	540	4,879
COMSYS Holdings Corp.	400	6,553
Concordia Financial Group Ltd.	4,450	13,578
Cosmo Energy Holdings Co. Ltd.	300	7,728
Cosmos Pharmaceutical Corp.	90	8,704
Credit Saison Co. Ltd.	650	6,947
CyberAgent, Inc.	1,610	13,226
Dai Nippon Printing Co. Ltd.	1,050	21,032
Daicel Corp.	980	5,592
Daido Steel Co. Ltd.	160	4,148
Daifuku Co. Ltd.	350	16,021
Dai-ichi Life Holdings, Inc.	3,850	61,149
Daiichi Sankyo Co. Ltd.	7,410	237,200
Daiichikosho Co. Ltd.	130	3,727
Daikin Industries Ltd.	1,060	158,774
Daio Paper Corp.	300	2,213
Daito Trust Construction Co. Ltd.	246	24,360
Daiwa House Industry Co. Ltd.	2,570	51,779
Daiwa House REIT Investment Corp., REIT	9	18,165
Daiwa Office Investment Corp., REIT	1	4,724
Daiwa Securities Group, Inc.	5,850	22,825
Daiwa Securities Living Investments Corp., REIT	8	6,210
DeNA Co. Ltd.	410	5,347
Denka Co. Ltd.	390	9,035
Denso Corp.	1,780	88,316
Dentsu Group, Inc.	780	24,261
Descente Ltd.	150	3,600
DIC Corp.	300	5,037
Disco Corp.	130	31,093
DMG Mori Co. Ltd.	400	4,629
Dowa Holdings Co. Ltd.	170	5,398
East Japan Railway Co.	1,430	76,198
Ebara Corp.	300	9,748
Eisai Co. Ltd.	1,064	64,163
Electric Power Development Co. Ltd.	700	9,735
ENEOS Holdings, Inc.	12,010	39,617

See Notes to Financial Statements.

24

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

EXEO Group, Inc.	390	$5,714
Ezaki Glico Co. Ltd.	210	4,725
Fancl Corp.	300	5,684
FANUC Corp.	733	95,914
Fast Retailing Co. Ltd.	195	108,643
Food & Life Cos. Ltd.	400	6,728
FP Corp.	180	4,282
Frontier Real Estate Investment Corp., REIT	2	7,061
Fuji Electric Co. Ltd.	500	19,332
Fuji Kyuko Co. Ltd.	100	3,092
Fuji Media Holdings, Inc.	200	1,391
Fuji Oil Holdings, Inc.	160	2,519
FUJIFILM Holdings Corp.	1,360	62,220
Fujitsu General Ltd.	200	4,564
Fujitsu Ltd.	710	81,692
Fukuoka Financial Group, Inc.	660	11,230
Furukawa Electric Co. Ltd.	200	3,086
Fuyo General Lease Co. Ltd.	100	5,558
GLP J-REIT, REIT	17	17,630
GMO internet group, Inc.	200	3,448
GMO Payment Gateway, Inc.	190	13,662
Goldwin, Inc.	142	7,416
GS Yuasa Corp.	300	4,567
GungHo Online Entertainment, Inc.	120	1,774
H.U. Group Holdings, Inc.	240	4,468
Hachijuni Bank Ltd. (The)	1,390	4,433
Hakuhodo DY Holdings, Inc.	900	7,583
Hamamatsu Photonics KK	550	24,883
Hankyu Hanshin Holdings, Inc.	870	25,840
Haseko Corp.	970	9,989
Heiwa Corp.	200	3,227
Hikari Tsushin, Inc.	80	9,664
Hino Motors Ltd.*	1,100	4,571
Hirogin Holdings, Inc.	1,100	4,538
Hirose Electric Co. Ltd.	145	18,810
Hisamitsu Pharmaceutical Co., Inc.	310	7,648
Hitachi Construction Machinery Co. Ltd.	420	8,217
Hitachi Ltd.	3,680	166,976
Hitachi Metals Ltd.*	800	11,683
Hitachi Transport System Ltd.	150	8,977
Honda Motor Co. Ltd.	6,690	152,549
Horiba Ltd.	150	6,154
Hoshizaki Corp.	440	12,606
House Foods Group, Inc.	340	6,359

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	25

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Hoya Corp.	1,390	$129,216
Hulic Co. Ltd.	1,710	12,422
Ibiden Co. Ltd.	360	12,135
Idemitsu Kosan Co. Ltd.	947	20,721
IHI Corp.	530	11,821
Iida Group Holdings Co. Ltd.	530	7,359
Industrial & Infrastructure Fund Investment Corp., REIT	8	8,449
Information Services International-Dentsu Ltd.	100	3,058
INFRONEER Holdings, Inc.	1,078	7,473
Inpex Corp.	3,950	39,865
Internet Initiative Japan, Inc.	400	6,279
Isetan Mitsukoshi Holdings Ltd.	1,400	12,435
Isuzu Motors Ltd.	2,150	25,283
Ito En Ltd.	230	8,101
ITOCHU Corp.	5,300	136,976
Itochu Techno-Solutions Corp.	380	8,810
Itoham Yonekyu Holdings, Inc.	400	1,789
Iwatani Corp.	150	5,523
Iyogin Holdings, Inc.	970	4,551
Izumi Co. Ltd.	200	4,035
J Front Retailing Co. Ltd.	900	7,275
Japan Airlines Co. Ltd.*	560	10,460
Japan Airport Terminal Co. Ltd.*	250	10,700
Japan Aviation Electronics Industry Ltd.	220	3,424
Japan Exchange Group, Inc.	2,100	27,598
Japan Hotel REIT Investment Corp., REIT	17	8,957
Japan Logistics Fund, Inc., REIT	4	8,570
Japan Metropolitan Fund Investment Corp., REIT	27	19,892
Japan Post Bank Co. Ltd.	1,600	10,661
Japan Post Holdings Co. Ltd.	8,650	58,168
Japan Post Insurance Co. Ltd.	800	11,843
Japan Prime Realty Investment Corp., REIT	4	10,863
Japan Real Estate Investment Corp., REIT	6	25,142
Japan Steel Works Ltd. (The)	300	6,195
Japan Tobacco, Inc.	4,680	78,378
JCR Pharmaceuticals Co. Ltd.	200	2,972
Jeol Ltd.	200	7,319
JFE Holdings, Inc.	2,030	18,597
JGC Holdings Corp.	880	10,584
JMDC, Inc.	100	3,541
JSR Corp.	800	15,201
JTEKT Corp.	900	6,354
Justsystems Corp.	160	3,365
Kadokawa Corp.	400	7,162

See Notes to Financial Statements.

26

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Kagome Co. Ltd.	300	$5,996
Kajima Corp.	1,750	16,473
Kakaku.com, Inc.	550	9,302
Kaken Pharmaceutical Co. Ltd.	150	3,839
Kamigumi Co. Ltd.	380	7,226
Kandenko Co. Ltd.	400	2,248
Kaneka Corp.	230	5,703
Kansai Electric Power Co., Inc. (The)	2,920	22,120
Kansai Paint Co. Ltd.	780	10,178
Kao Corp.	1,780	66,486
Katitas Co. Ltd.	200	4,475
Kawasaki Heavy Industries Ltd.	590	10,034
Kawasaki Kisen Kaisha Ltd.	900	13,647
KDDI Corp.	6,560	193,894
Keihan Holdings Co. Ltd.	410	10,548
Keikyu Corp.	1,000	10,265
Keio Corp.	460	16,128
Keisei Electric Railway Co. Ltd.	550	14,598
Kenedix Office Investment Corp., REIT	4	9,112
Kewpie Corp.	460	7,262
Keyence Corp.	756	285,061
Kikkoman Corp.	710	38,475
Kinden Corp.	500	5,088
Kintetsu Group Holdings Co. Ltd.	660	22,305
Kirin Holdings Co. Ltd.	3,050	44,835
Kobayashi Pharmaceutical Co. Ltd.	230	12,205
Kobe Bussan Co. Ltd.	550	11,930
Kobe Steel Ltd.	1,200	4,921
Koei Tecmo Holdings Co. Ltd.	520	7,846
Koito Manufacturing Co. Ltd.	960	13,629
Kokuyo Co. Ltd.	300	3,721
Komatsu Ltd.	3,610	70,721
Konami Group Corp.	400	17,533
Konica Minolta, Inc.	1,600	4,875
Kose Corp.	130	12,977
Kotobuki Spirits Co. Ltd.	70	3,588
K’s Holdings Corp.	600	4,702
Kubota Corp.	4,250	59,286
Kuraray Co. Ltd.	1,400	9,627
Kurita Water Industries Ltd.	460	16,838
Kusuri no Aoki Holdings Co. Ltd.	100	4,820
Kyocera Corp.	1,250	60,533
Kyowa Kirin Co. Ltd.	1,020	24,023
Kyudenko Corp.	150	3,182

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	27

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Kyushu Electric Power Co., Inc.	1,800	$8,912
Kyushu Financial Group, Inc.	1,500	3,793
Kyushu Railway Co.	620	12,966
LaSalle Logiport REIT, REIT	7	7,471
Lasertec Corp.	300	42,153
Lawson, Inc.	150	4,792
Lintec Corp.	240	3,601
Lion Corp.	940	9,500
Lixil Corp.	1,020	15,407
M3, Inc.	1,670	49,766
Mabuchi Motor Co. Ltd.	160	4,341
Makita Corp.	900	16,446
Mani, Inc.	280	4,079
Marubeni Corp.	6,100	53,399
Marui Group Co. Ltd.	780	12,761
Maruichi Steel Tube Ltd.	270	5,096
Matsui Securities Co. Ltd.	300	1,598
MatsukiyoCocokara & Co.	440	16,020
Mazda Motor Corp.	2,300	15,486
Mebuki Financial Group, Inc.	3,400	6,612
Medipal Holdings Corp.	600	7,439
MEIJI Holdings Co. Ltd.	516	21,233
Menicon Co. Ltd.	200	3,415
MINEBEA MITSUMI, Inc.	1,700	25,123
MISUMI Group, Inc.	1,150	24,494
Mitsubishi Chemical Group Corp.	5,100	23,038
Mitsubishi Corp.	4,680	126,776
Mitsubishi Electric Corp.	7,680	67,573
Mitsubishi Estate Co. Ltd.	4,420	55,583
Mitsubishi Gas Chemical Co., Inc.	720	9,149
Mitsubishi HC Capital, Inc.	2,423	10,397
Mitsubishi Heavy Industries Ltd.	1,110	38,233
Mitsubishi Logistics Corp.	290	6,364
Mitsubishi Materials Corp.	510	6,666
Mitsubishi Motors Corp.*	2,450	8,253
Mitsubishi UFJ Financial Group, Inc.	48,050	226,981
Mitsui & Co. Ltd.	6,150	136,094
Mitsui Chemicals, Inc.	740	13,697
Mitsui Fudosan Co. Ltd.	3,610	69,126
Mitsui Fudosan Logistics Park, Inc., REIT	3	9,954
Mitsui High-Tec, Inc.	100	5,169
Mitsui Mining & Smelting Co. Ltd.	200	4,039
Mitsui OSK Lines Ltd.	1,310	25,932
Miura Co. Ltd.	430	8,757

See Notes to Financial Statements.

28

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Mizuho Financial Group, Inc.	10,030	$108,479
Money Forward, Inc.*	200	5,658
MonotaRO Co. Ltd.	920	13,965
Mori Hills REIT Investment Corp., REIT	6	6,572
Morinaga & Co. Ltd.	140	3,502
Morinaga Milk Industry Co. Ltd.	110	3,121
MS&AD Insurance Group Holdings, Inc.	1,760	46,607
Murata Manufacturing Co. Ltd.	2,270	107,461
Nabtesco Corp.	480	10,195
Nagase & Co. Ltd.	400	5,450
Nagoya Railroad Co. Ltd.	760	11,642
Nankai Electric Railway Co. Ltd.	430	8,699
NEC Corp.	1,000	33,101
NEC Networks & System Integration Corp.	300	3,215
NET One Systems Co. Ltd.	360	7,394
Nexon Co. Ltd.	1,540	25,771
NGK Insulators Ltd.	1,030	12,016
NGK Spark Plug Co. Ltd.	810	14,778
NH Foods Ltd.	400	9,533
NHK Spring Co. Ltd.	680	3,767
Nichirei Corp.	400	6,221
Nidec Corp.	1,840	101,171
Nifco, Inc.	350	8,129
Nihon Kohden Corp.	300	6,718
Nihon M&A Center Holdings, Inc.	1,000	11,284
Nikon Corp.	1,300	12,572
Nintendo Co. Ltd.	4,200	170,516
Nippon Accommodations Fund, Inc., REIT	2	8,517
Nippon Building Fund, Inc., REIT	6	26,671
Nippon Electric Glass Co. Ltd.	330	5,714
NIPPON EXPRESS HOLDINGS, Inc.	270	13,567
Nippon Kayaku Co. Ltd.	700	5,560
Nippon Paint Holdings Co. Ltd.	4,050	25,811
Nippon Prologis REIT, Inc., REIT	10	20,983
Nippon Sanso Holdings Corp.	590	9,394
Nippon Shinyaku Co. Ltd.	150	8,305
Nippon Shokubai Co. Ltd.	130	4,663
Nippon Steel Corp.	3,280	44,997
Nippon Telegraph & Telephone Corp.	4,670	128,802
Nippon Television Holdings, Inc.	200	1,491
Nippon Yusen KK	1,800	32,606
Nipro Corp.	500	3,769
Nishi-Nippon Railroad Co. Ltd.	280	5,492
Nissan Chemical Corp.	510	22,958

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	29

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Nissan Motor Co. Ltd.	8,050	$25,658
Nisshin Seifun Group, Inc.	1,060	11,454
Nissin Foods Holdings Co. Ltd.	250	16,182
Nitori Holdings Co. Ltd.	332	30,085
Nitto Denko Corp.	600	31,611
Noevir Holdings Co. Ltd.	100	3,697
NOF Corp.	300	10,319
NOK Corp.	450	3,681
Nomura Holdings, Inc.	12,050	38,993
Nomura Real Estate Holdings, Inc.	430	9,720
Nomura Real Estate Master Fund, Inc., REIT	19	21,676
Nomura Research Institute Ltd.	1,510	33,417
NS Solutions Corp.	130	2,988
NSK Ltd.	1,800	9,513
NTT Data Corp.	2,500	36,210
Obayashi Corp.	2,700	17,330
OBIC Business Consultants Co. Ltd.	60	1,725
Obic Co. Ltd.	250	37,516
Odakyu Electric Railway Co. Ltd.	1,240	14,741
Oji Holdings Corp.	3,500	12,134
OKUMA Corp.	150	5,021
Olympus Corp.	4,930	103,946
Omron Corp.	770	35,911
Ono Pharmaceutical Co. Ltd.	1,680	39,536
Open House Group Co. Ltd.	310	11,026
Oracle Corp.	150	7,991
Orient Corp.	180	1,458
Oriental Land Co. Ltd.	750	100,446
ORIX Corp.	4,700	69,032
Orix JREIT, Inc., REIT	11	14,758
Osaka Gas Co. Ltd.	1,590	23,544
OSG Corp.	260	3,305
Otsuka Corp.	390	12,282
Otsuka Holdings Co. Ltd.	1,660	53,210
PALTAC Corp.	100	2,841
Pan Pacific International Holdings Corp.	1,600	26,257
Panasonic Holdings Corp.	8,410	59,901
Park24 Co. Ltd.*	520	6,931
Penta-Ocean Construction Co. Ltd.	1,200	5,968
PeptiDream, Inc.*	370	4,048
Persol Holdings Co. Ltd.	650	13,015
Pigeon Corp.	460	6,026
Pola Orbis Holdings, Inc.	310	3,424
Rakus Co. Ltd.	400	4,443

See Notes to Financial Statements.

30

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)

Rakuten Group, Inc.	3,250	$14,509
Recruit Holdings Co. Ltd.	5,400	166,164
Relo Group, Inc.	400	5,638
Renesas Electronics Corp.*	4,830	40,407
Rengo Co. Ltd.	800	4,444
RENOVA, Inc.*	200	4,389
Resona Holdings, Inc.	8,710	32,828
Resorttrust, Inc.	220	3,386
Ricoh Co. Ltd.	2,400	17,587
Rinnai Corp.	160	10,890
Rohm Co. Ltd.	360	25,295
Rohto Pharmaceutical Co. Ltd.	400	12,443
Ryohin Keikaku Co. Ltd.	880	8,281
Sankyo Co. Ltd.	160	5,283
Sankyu, Inc.	200	5,963
Sanrio Co. Ltd.	250	6,666
Santen Pharmaceutical Co. Ltd.	1,400	9,580
Sanwa Holdings Corp.	760	6,547
Sapporo Holdings Ltd.	300	6,617
Sawai Group Holdings Co. Ltd.	150	4,330
SBI Holdings, Inc.	1,000	18,064
SCREEN Holdings Co. Ltd.	180	9,880
SCSK Corp.	480	7,082
Secom Co. Ltd.	800	45,576
Sega Sammy Holdings, Inc.	770	9,849
Seibu Holdings, Inc.	900	8,056
Seiko Epson Corp.	1,050	14,255
Seino Holdings Co. Ltd.	600	4,610
Sekisui Chemical Co. Ltd.	1,400	17,483
Sekisui House Ltd.	2,280	37,854
Sekisui House Reit, Inc., REIT	16	8,622
Seven & i Holdings Co. Ltd.	3,050	113,852
Seven Bank Ltd.	2,000	3,608
SG Holdings Co. Ltd.	1,700	22,527
Sharp Corp.	740	4,439
SHIFT, Inc.*	30	4,684
Shikoku Electric Power Co., Inc.	600	2,886
Shimadzu Corp.	1,080	28,450
Shimamura Co. Ltd.	100	8,087
Shimano, Inc.	330	51,065
Shimizu Corp.	2,100	10,479
Shin-Etsu Chemical Co. Ltd.	1,530	159,013
Shinko Electric Industries Co. Ltd.	300	7,209
Shinsei Bank Ltd.	230	3,423

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	31

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Shionogi & Co. Ltd.	1,040	$48,295
Ship Healthcare Holdings, Inc.	300	5,754
Shiseido Co. Ltd.	1,500	51,806
Shizuoka Financial Group, Inc.	1,860	11,746
SHO-BOND Holdings Co. Ltd.	182	7,873
Shochiku Co. Ltd.*	50	3,969
Showa Denko KK	700	10,219
Skylark Holdings Co. Ltd.*	900	9,601
SMC Corp.	225	90,315
SMS Co. Ltd.	200	4,588
SoftBank Corp.	10,800	106,535
SoftBank Group Corp.	4,150	178,144
Sohgo Security Services Co. Ltd.	220	5,484
Sojitz Corp.	930	13,710
Sompo Holdings, Inc.	1,310	54,617
Sony Group Corp.	4,930	332,453
Sotetsu Holdings, Inc.	360	5,452
Square Enix Holdings Co. Ltd.	330	14,725
Stanley Electric Co. Ltd.	540	9,180
Subaru Corp.	2,420	37,827
Sugi Holdings Co. Ltd.	150	6,016
SUMCO Corp.	1,330	16,857
Sumitomo Bakelite Co. Ltd.	100	2,707
Sumitomo Chemical Co. Ltd.	6,050	20,372
Sumitomo Corp.	4,480	56,958
Sumitomo Electric Industries Ltd.	3,020	31,560
Sumitomo Forestry Co. Ltd.	500	7,822
Sumitomo Heavy Industries Ltd.	410	7,771
Sumitomo Metal Mining Co. Ltd.	910	25,508
Sumitomo Mitsui Financial Group, Inc.	5,120	143,778
Sumitomo Mitsui Trust Holdings, Inc.	1,380	39,701
Sumitomo Pharma Co. Ltd.	700	4,876
Sumitomo Realty & Development Co. Ltd.	1,500	34,401
Sumitomo Rubber Industries Ltd.	700	6,005
Sundrug Co. Ltd.	320	7,441
Suntory Beverage & Food Ltd.	520	17,397
Suzuken Co. Ltd.	230	5,121
Suzuki Motor Corp.	1,820	61,534
Sysmex Corp.	710	38,215
T&D Holdings, Inc.	2,050	20,275
Taiheiyo Cement Corp.	430	5,843
Taisei Corp.	750	20,430
Taisho Pharmaceutical Holdings Co. Ltd.	180	6,492
Taiyo Yuden Co. Ltd.	500	13,606

See Notes to Financial Statements.

32

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
Takara Bio, Inc.	230	$2,691
Takara Holdings, Inc.	700	4,869
Takashimaya Co. Ltd.	600	7,422
Takeda Pharmaceutical Co. Ltd.	5,983	158,005
TBS Holdings, Inc.	170	1,761
TDK Corp.	1,360	42,484
TechnoPro Holdings, Inc.	440	10,556
Teijin Ltd.	740	6,718
Terumo Corp.	2,610	79,211
THK Co. Ltd.	470	8,197
TIS, Inc.	1,000	26,962
Tobu Railway Co. Ltd.	830	19,200
Toda Corp.	800	3,999
Toho Co. Ltd.	420	14,935
Toho Gas Co. Ltd.	370	6,894
Tohoku Electric Power Co., Inc.	1,780	7,477
Tokai Carbon Co. Ltd.	800	5,221
Tokio Marine Holdings, Inc.	7,560	136,875
Tokyo Century Corp.	260	8,868
Tokyo Electric Power Co. Holdings, Inc.*	6,300	20,523
Tokyo Electron Ltd.	590	155,227
Tokyo Gas Co. Ltd.	1,690	30,203
Tokyo Ohka Kogyo Co. Ltd.	150	6,467
Tokyo Tatemono Co. Ltd.	770	10,589
Tokyu Corp.	1,950	22,484
Tokyu Fudosan Holdings Corp.	2,400	12,177
TOPPAN, Inc.	1,100	16,406
Toray Industries, Inc.	5,840	28,367
Toshiba Corp.	1,710	59,340
Toshiba TEC Corp.	100	2,589
Tosoh Corp.	1,150	12,511
TOTO Ltd.	530	15,117
Toyo Seikan Group Holdings Ltd.	570	6,519
Toyo Suisan Kaisha Ltd.	370	13,881
Toyo Tire Corp.	400	4,693
Toyoda Gosei Co. Ltd.	310	4,956
Toyota Boshoku Corp.	280	3,563
Toyota Industries Corp.	630	32,455
Toyota Motor Corp.	48,450	672,225
Toyota Tsusho Corp.	860	28,867
Trend Micro, Inc.	440	22,186
TS Tech Co. Ltd.	360	3,765
Tsumura & Co.	280	5,848
Tsuruha Holdings, Inc.	160	9,295

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	33

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Japan (cont’d.)
UBE Corp.	400	$5,159
Ulvac, Inc.	200	7,884
Unicharm Corp.	1,540	46,803
United Urban Investment Corp., REIT	13	13,754
Ushio, Inc.	400	4,154
USS Co. Ltd.	850	12,825
Welcia Holdings Co. Ltd.	420	8,779
West Japan Railway Co.	960	38,061
Yakult Honsha Co. Ltd.	500	27,699
Yamada Holdings Co. Ltd.	2,700	8,701
Yamaguchi Financial Group, Inc.	900	4,740
Yamaha Corp.	620	23,408
Yamaha Motor Co. Ltd.	1,250	25,803
Yamato Holdings Co. Ltd.	1,330	19,696
Yamato Kogyo Co. Ltd.	100	2,904
Yamazaki Baking Co. Ltd.	500	5,095
Yaoko Co. Ltd.	100	4,350
Yaskawa Electric Corp.	970	26,859
Yokogawa Electric Corp.	1,000	16,721
Yokohama Rubber Co. Ltd. (The)	470	7,349
Z Holdings Corp.	10,450	26,969
Zenkoku Hosho Co. Ltd.	200	6,599
Zensho Holdings Co. Ltd.	400	9,983
Zeon Corp.	600	5,058
ZOZO, Inc.	490	10,397

		13,166,053

Jordan 0.0%
Hikma Pharmaceuticals PLC	693	9,948

Luxembourg 0.2%
ArcelorMittal SA	2,111	47,189
Eurofins Scientific SE	472	30,215
L’Occitane International SA	1,750	4,297
RTL Group SA	157	5,329

		87,030

Macau 0.1%
Galaxy Entertainment Group Ltd.	8,500	38,833
MGM China Holdings Ltd.*	3,100	1,248
Sands China Ltd.*	10,000	17,482

See Notes to Financial Statements.

34

Description	Shares	Value

COMMON STOCKS (Continued)

Macau (cont’d.)
SJM Holdings Ltd.*	7,600	$2,372
Wynn Macau Ltd.*	6,000	2,392

		62,327

Mexico 0.0%
Fresnillo PLC	723	6,045

Netherlands 4.7%
Aalberts NV	387	13,426
ABN AMRO Bank NV, 144A, CVA	1,666	16,378
Adyen NV, 144A*	118	168,457
Aegon NV	7,126	32,987
Akzo Nobel NV	706	43,585
Argenx SE*	218	84,639
ASM International NV	189	41,810
ASML Holding NV	1,608	754,292
ASR Nederland NV	526	23,161
BE Semiconductor Industries NV	292	14,882
CTP NV, 144A	242	2,510
Euronext NV, 144A	313	19,866
EXOR NV*	408	27,418
Heineken Holding NV	408	27,839
Heineken NV	939	78,439
IMCD NV	220	28,533
ING Groep NV	15,088	148,460
JDE Peet’s NV	349	9,990
Koninklijke Ahold Delhaize NV	3,994	111,386
Koninklijke DSM NV	685	80,577
Koninklijke KPN NV	12,883	36,035
Koninklijke Philips NV	3,505	44,460
Koninklijke Vopak NV	270	5,517
NN Group NV	1,189	50,345
OCI NV	382	14,611
Randstad NV	444	22,129
Shell PLC	29,202	808,942
Universal Music Group NV	2,946	57,846
Wolters Kluwer NV	1,020	108,384

		2,876,904

New Zealand 0.3%
a2 Milk Co. Ltd. (The)*	2,998	10,100
Air New Zealand Ltd.*	6,155	2,792
Auckland International Airport Ltd.*	4,797	21,445

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	35

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

New Zealand (cont’d.)
Contact Energy Ltd.	3,150	$13,817
Fisher & Paykel Healthcare Corp. Ltd.	2,288	26,003
Fletcher Building Ltd.	3,406	10,170
Infratil Ltd.	2,862	14,533
Kiwi Property Group Ltd.	6,110	3,208
Mainfreight Ltd.	337	14,893
Mercury NZ Ltd.	2,799	9,464
Meridian Energy Ltd.	5,141	14,573
Ryman Healthcare Ltd.	1,804	8,786
SKYCITY Entertainment Group Ltd.*	3,080	5,193
Spark New Zealand Ltd.	7,564	22,516
Xero Ltd.*	503	24,978

		202,471

Nigeria 0.0%
Airtel Africa PLC, 144A	4,017	5,200

Norway 0.7%
Aker ASA (Class A Stock)	99	6,986
Aker BP ASA	1,233	39,168
AutoStore Holdings Ltd., 144A*	2,344	4,430
DNB Bank ASA	4,041	71,473
Equinor ASA	3,789	138,047
Gjensidige Forsikring ASA	694	12,685
Kongsberg Gruppen ASA	297	10,651
Leroy Seafood Group ASA	1,003	4,618
Mowi ASA	1,707	25,478
Nordic Semiconductor ASA*	633	8,936
Norsk Hydro ASA	5,382	34,156
Orkla ASA	3,084	20,802
Salmar ASA	217	7,357
Schibsted ASA (Class A Stock)	340	5,248
Schibsted ASA (Class B Stock)	424	6,304
Telenor ASA	2,446	22,229
TOMRA Systems ASA	939	15,166
Var Energi ASA	1,600	5,438

		439,172

Poland 0.2%
Allegro.eu SA, 144A*	1,698	8,236
Bank Polska Kasa Opieki SA	637	10,440
Dino Polska SA, 144A*	201	13,120
InPost SA*	777	4,953

See Notes to Financial Statements.

36

Description	Shares	Value

COMMON STOCKS (Continued)

Poland (cont’d.)
KGHM Polska Miedz SA	549	$10,976
LPP SA	5	8,664
Polski Koncern Naftowy ORLEN SA	1,616	18,557
Polskie Gornictwo Naftowe i Gazownictwo SA*	7,450	7,928
Powszechna Kasa Oszczednosci Bank Polski SA	3,428	18,680
Powszechny Zaklad Ubezpieczen SA	2,300	12,885
Santander Bank Polska SA	113	6,000

		120,439

Portugal 0.2%
EDP - Energias de Portugal SA	11,185	48,871
Galp Energia SGPS SA	2,070	21,017
Jeronimo Martins SGPS SA	1,107	22,907

		92,795

Russia 0.0%
Evraz PLC^	2,361	—

Singapore 1.4%
BOC Aviation Ltd., 144A	1,000	6,692
CapitaLand Ascendas REIT, REIT	13,116	24,267
CapitaLand Ascott Trust, UTS	7,800	5,259
CapitaLand Integrated Commercial Trust, REIT	19,488	25,864
Capitaland Investment Ltd.	10,200	21,692
City Developments Ltd.	1,900	10,244
ComfortDelGro Corp. Ltd.	8,000	7,182
DBS Group Holdings Ltd.	7,291	176,269
Frasers Logistics & Commercial Trust, REIT	11,500	8,938
Genting Singapore Ltd.	23,800	13,534
Jardine Cycle & Carriage Ltd.	390	8,191
Kenon Holdings Ltd.	73	2,797
Keppel Corp. Ltd.	5,400	26,579
Keppel DC REIT, REIT	5,700	7,084
Keppel REIT, REIT	9,200	5,816
Mapletree Industrial Trust, REIT	7,800	12,128
Mapletree Logistics Trust, REIT	12,900	13,845
Mapletree Pan Asia Commercial Trust, REIT	9,200	10,324
NetLink NBN Trust, UTS	11,900	7,188
Olam Group Ltd.	2,400	2,272
Oversea-Chinese Banking Corp. Ltd.	14,073	120,804
SATS Ltd.*	2,600	5,019
Sembcorp Industries Ltd.	3,500	7,195
Sembcorp Marine Ltd.*	59,735	5,353

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	37

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Singapore (cont’d.)
SIA Engineering Co. Ltd.*	1,000	$1,527
Singapore Airlines Ltd.*	4,900	18,176
Singapore Exchange Ltd.	3,100	18,435
Singapore Post Ltd.	6,000	2,291
Singapore Technologies Engineering Ltd.	6,300	14,687
Singapore Telecommunications Ltd.	29,700	52,294
StarHub Ltd.	2,900	2,192
STMicroelectronics NV	2,497	77,642
Suntec Real Estate Investment Trust, REIT	8,000	7,296
United Overseas Bank Ltd.	5,157	101,174
UOL Group Ltd.	2,000	8,736
Venture Corp. Ltd.	1,000	11,253

		850,239

South Africa 0.2%
Anglo American PLC	4,816	144,259

South Korea 4.3%
Alteogen, Inc.*	133	3,420
Amorepacific Corp.	112	7,272
AMOREPACIFIC Group	118	2,043
BGF retail Co. Ltd.	25	3,269
BNK Financial Group, Inc.	1,143	5,137
Celltrion Healthcare Co. Ltd.	383	18,634
Celltrion Pharm, Inc.*	77	3,653
Celltrion, Inc.	421	56,590
Cheil Worldwide, Inc.	277	4,746
CJ CheilJedang Corp.	33	9,581
CJ Corp.	48	2,416
CJ ENM Co. Ltd.	39	2,005
CJ Logistics Corp.*	27	1,663
Coway Co. Ltd.	238	9,229
Daewoo Engineering & Construction Co. Ltd.*	691	2,035
Daewoo Shipbuilding & Marine Engineering Co. Ltd.*	207	2,655
DB Insurance Co. Ltd.	180	7,104
Delivery Hero SE, 144A*	753	24,780
DGB Financial Group, Inc.	628	2,990
DL E&C Co. Ltd.	116	2,799
DL Holdings Co. Ltd.	46	1,982
Dongsuh Cos., Inc.	129	1,845
Doosan Bobcat, Inc.	106	2,488
Doosan Enerbility Co. Ltd.*	1,651	15,319
Ecopro BM Co. Ltd.	159	12,806

See Notes to Financial Statements.

38

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
E-MART, Inc.	88	$5,217
F&F Co. Ltd.	61	6,215
Fila Holdings Corp.	204	4,672
Green Cross Corp.	23	2,054
GS Engineering & Construction Corp.	275	4,179
GS Holdings Corp.	195	6,290
GS Retail Co. Ltd.	173	3,081
Hana Financial Group, Inc.	1,108	32,034
Hanjin Kal Corp.*	87	2,425
Hankook Tire & Technology Co. Ltd.	310	7,940
Hanmi Pharm Co. Ltd.	33	5,855
Hanmi Science Co. Ltd.	57	1,279
Hanon Systems	660	3,606
Hanssem Co. Ltd.	34	893
Hanwha Aerospace Co. Ltd.	142	6,613
Hanwha Corp.	141	2,509
Hanwha Life Insurance Co. Ltd.*	760	1,164
Hanwha Solutions Corp.*	468	15,467
HD Hyundai Co. Ltd.	200	8,538
Hite Jinro Co. Ltd.	102	1,834
HL Mando Co. Ltd.	136	4,709
HLB, Inc.*	379	10,745
HMM Co. Ltd.	1,149	15,370
Hotel Shilla Co. Ltd.	128	5,829
HYBE Co. Ltd.*	74	6,264
Hyundai Department Store Co. Ltd.	60	2,276
Hyundai Doosan Infracore Co. Ltd.*	420	1,633
Hyundai Engineering & Construction Co. Ltd.	304	7,432
Hyundai Glovis Co. Ltd.	74	9,020
Hyundai Heavy Industries Co. Ltd.*	57	4,354
Hyundai Marine & Fire Insurance Co. Ltd.	225	5,254
Hyundai Mipo Dockyard Co. Ltd.*	84	5,406
Hyundai Mobis Co. Ltd.	245	37,578
Hyundai Motor Co.	547	63,035
Hyundai Steel Co.	329	6,474
Hyundai Wia Corp.	65	2,781
Iljin Materials Co. Ltd.	68	2,885
Industrial Bank of Korea	1,022	7,490
Kakao Corp.	1,189	42,179
Kakao Games Corp.*	108	2,987
KakaoBank Corp.*	621	7,434
Kakaopay Corp.*	85	2,104
Kangwon Land, Inc.*	408	6,578
KB Financial Group, Inc.	1,526	51,348

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	39

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
KCC Corp.	18	$3,074
KEPCO Plant Service & Engineering Co. Ltd.	71	1,588
Kia Corp.	1,012	47,028
Korea Aerospace Industries Ltd.	265	8,801
Korea Electric Power Corp.*	981	11,504
Korea Gas Corp.	107	2,611
Korea Investment Holdings Co. Ltd.	161	5,589
Korea Shipbuilding & Offshore Engineering Co. Ltd.*	182	9,271
Korea Zinc Co. Ltd.	39	17,490
Korean Air Lines Co. Ltd.*	727	11,773
Krafton, Inc.*	112	13,912
KT&G Corp.	412	27,671
Kumho Petrochemical Co. Ltd.	67	6,142
L&F Co. Ltd.*	86	13,553
LG Chem Ltd.	183	80,307
LG Corp.	357	19,818
LG Display Co. Ltd.	911	8,130
LG Electronics, Inc.	414	23,648
LG Energy Solution Ltd.*	137	50,693
LG H&H Co. Ltd.	35	12,505
LG Innotek Co. Ltd.	56	11,618
LG Uplus Corp.	877	7,043
Lotte Chemical Corp.	60	6,217
Lotte Chilsung Beverage Co. Ltd.	11	1,083
Lotte Corp.	108	2,468
LOTTE Fine Chemical Co. Ltd.	72	2,831
Lotte Shopping Co. Ltd.	46	2,816
LS Corp.	71	3,308
Meritz Financial Group, Inc.	104	1,581
Mirae Asset Securities Co. Ltd.	1,014	4,514
NAVER Corp.	566	67,138
NCSoft Corp.	60	16,391
Netmarble Corp., 144A	71	2,219
NH Investment & Securities Co. Ltd.	553	3,477
NHN Corp.*	94	1,512
NongShim Co. Ltd.	11	2,330
OCI Co. Ltd.	74	5,285
Orion Corp.	90	6,405
Ottogi Corp.	7	2,168
Pan Ocean Co. Ltd.	732	2,204
Paradise Co. Ltd.*	142	1,413
Pearl Abyss Corp.*	136	3,960
POSCO Chemical Co. Ltd.	109	15,220
POSCO Holdings, Inc.	294	51,241

See Notes to Financial Statements.

40

Description	Shares	Value

COMMON STOCKS (Continued)

South Korea (cont’d.)
Posco International Corp.	206	$2,980
S-1 Corp.	75	3,282
Samsung Biologics Co. Ltd., 144A*	72	44,247
Samsung C&T Corp.	335	27,809
Samsung Card Co. Ltd.	124	2,688
Samsung Electro-Mechanics Co. Ltd.	224	18,971
Samsung Electronics Co. Ltd.	18,881	785,824
Samsung Engineering Co. Ltd.*	643	10,742
Samsung Fire & Marine Insurance Co. Ltd.	132	18,513
Samsung Heavy Industries Co. Ltd.*	2,527	9,123
Samsung Life Insurance Co. Ltd.	293	13,847
Samsung SDI Co. Ltd.	207	106,794
Samsung SDS Co. Ltd.	149	13,054
Samsung Securities Co. Ltd.	260	5,785
SD Biosensor, Inc.	136	2,814
Seegene, Inc.	120	2,412
Shin Poong Pharmaceutical Co. Ltd.*	140	2,120
Shinhan Financial Group Co. Ltd.	1,979	50,299
Shinsegae, Inc.	26	3,871
SK Biopharmaceuticals Co. Ltd.*	107	4,356
SK Bioscience Co. Ltd.*	77	4,073
SK Chemicals Co. Ltd.	48	2,974
SK Hynix, Inc.	2,149	124,409
SK IE Technology Co. Ltd., 144A*	105	3,821
SK Innovation Co. Ltd.*	199	24,097
SK Networks Co. Ltd.	404	1,141
SK Square Co. Ltd.*	396	10,239
SK Telecom Co. Ltd.	174	6,115
SK, Inc.	137	20,529
SKC Co. Ltd.	78	5,650
S-Oil Corp.	168	10,187
Solus Advanced Materials Co. Ltd.	38	893
SSANGYONG C&E Co. Ltd.	309	1,231
Wemade Co. Ltd.	66	2,046
Woori Financial Group, Inc.	2,435	20,094
Yuhan Corp.	198	8,302

		2,614,373

Spain 2.1%
Acciona SA	94	16,926
ACS Actividades de Construccion y Servicios SA	872	22,377
Aena SME SA, 144A*	271	31,851
Amadeus IT Group SA*	1,678	87,517
Banco Bilbao Vizcaya Argentaria SA	24,165	124,662

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	41

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Spain (cont’d.)
Banco Santander SA	66,365	$172,116
Bankinter SA	2,858	17,288
CaixaBank SA	17,012	56,413
Cellnex Telecom SA, 144A	2,395	78,389
Corp. ACCIONA Energias Renovables SA	235	9,240
EDP Renovaveis SA	968	20,369
Enagas SA	1,000	16,234
Endesa SA	1,275	21,303
Ferrovial SA	1,851	45,235
Fluidra SA	480	6,519
Grifols SA*	1,265	10,762
Iberdrola SA	23,777	241,795
Industria de Diseno Textil SA	4,144	94,061
Inmobiliaria Colonial Socimi SA, REIT	1,313	6,925
Mapfre SA	3,972	6,813
Merlin Properties Socimi SA, REIT	1,366	11,579
Naturgy Energy Group SA	586	15,038
Red Electrica Corp. SA	1,664	26,916
Repsol SA	5,068	68,947
Siemens Gamesa Renewable Energy SA*	909	16,115
Telefonica SA	20,337	70,106

		1,295,496

Sweden 2.8%
Alfa Laval AB	1,211	29,809
Alleima AB*	831	2,831
Assa Abloy AB (Class B Stock)	3,618	73,055
Atlas Copco AB (Class A Stock)	9,968	106,391
Atlas Copco AB (Class B Stock)	5,977	57,805
Axfood AB	427	10,572
Beijer Ref AB	945	14,650
Boliden AB	1,056	30,709
Castellum AB	992	11,343
Electrolux AB (Class B Stock)	943	11,634
Epiroc AB (Class A Stock)	2,408	36,863
Epiroc AB (Class B Stock)	1,530	20,544
EQT AB	1,135	22,337
Essity AB (Class B Stock)	2,433	51,405
Evolution AB, 144A	639	59,608
Fastighets AB Balder (Class B Stock)*	2,331	8,750
Getinge AB (Class B Stock)	898	18,223
H & M Hennes & Mauritz AB (Class B Stock)	3,383	34,074
Hexagon AB (Class B Stock)	7,392	73,077
Holmen AB (Class B Stock)	386	14,008

See Notes to Financial Statements.

42

Description	Shares	Value

COMMON STOCKS (Continued)

Sweden (cont’d.)
Husqvarna AB (Class A Stock)	182	$1,086
Husqvarna AB (Class B Stock)	1,652	9,808
Industrivarden AB (Class A Stock)	905	20,496
Industrivarden AB (Class C Stock)	694	15,584
Indutrade AB	1,127	19,731
Investment AB Latour (Class B Stock)	587	9,916
Investor AB (Class A Stock)	2,049	34,843
Investor AB (Class B Stock)	7,175	117,100
Kinnevik AB (Class B Stock)*	961	11,872
L E Lundbergforetagen AB (Class B Stock)	308	12,156
Lifco AB (Class B Stock)	913	13,193
Nibe Industrier AB (Class B Stock)	5,750	45,866
Saab AB (Class B Stock)	362	12,791
Sagax AB (Class B Stock)	691	12,733
Sagax AB (Class D Stock)	658	1,585
Sandvik AB	4,249	66,398
Securitas AB (Class B Stock)	1,918	15,672
Skandinaviska Enskilda Banken AB (Class A Stock)	5,631	59,370
Skandinaviska Enskilda Banken AB (Class C Stock)	100	1,141
Skanska AB (Class B Stock)	1,441	22,409
SKF AB (Class B Stock)	1,556	22,524
Svenska Cellulosa AB SCA (Class A Stock)	138	1,665
Svenska Cellulosa AB SCA (Class B Stock)	2,293	27,052
Svenska Handelsbanken AB (Class A Stock)	5,924	55,040
Svenska Handelsbanken AB (Class B Stock)	188	2,056
Sweco AB (Class B Stock)	801	6,018
Swedbank AB (Class A Stock)	3,978	59,304
Swedish Match AB	6,006	61,771
Swedish Orphan Biovitrum AB*	717	13,207
Tele2 AB (Class B Stock)	2,010	16,474
Telefonaktiebolaget LM Ericsson (Class A Stock)	197	1,170
Telefonaktiebolaget LM Ericsson (Class B Stock)	11,877	66,028
Telia Co. AB	9,911	26,262
Trelleborg AB (Class B Stock)	977	21,513
Vitrolife AB	286	4,622
Volvo AB (Class A Stock)	843	14,400
Volvo AB (Class B Stock)	5,957	97,498
Volvo Car AB (Class B Stock)*	2,156	9,150

		1,697,192

Switzerland 5.1%
ABB Ltd.	6,067	168,482
Accelleron Industries AG*	303	5,138
Adecco Group AG	612	19,153

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	43

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
Alcon, Inc.	1,816	$110,568
Bachem Holding AG	122	8,748
Baloise Holding AG	173	23,636
Banque Cantonale Vaudoise	108	9,611
Barry Callebaut AG	15	28,379
Belimo Holding AG	34	13,848
BKW AG	77	8,983
Chocoladefabriken Lindt & Spruengli AG	8	76,776
Cie Financiere Richemont SA (Class A Stock)	2,039	199,279
Clariant AG*	936	15,042
Credit Suisse Group AG	10,331	42,796
DKSH Holding AG	70	5,050
Emmi AG	6	4,788
EMS-Chemie Holding AG	32	20,121
Flughafen Zurich AG*	78	12,101
Geberit AG	141	62,680
Georg Fischer AG	320	17,723
Givaudan SA	37	110,517
Helvetia Holding AG	134	13,307
Holcim AG*	2,152	97,770
Julius Baer Group Ltd.	830	39,822
Kuehne + Nagel International AG	199	42,360
Logitech International SA	560	27,850
Lonza Group AG	296	152,376
Novartis AG	8,179	661,606
Partners Group Holding AG	89	79,885
PSP Swiss Property AG	166	17,734
Schindler Holding AG	73	11,492
Schindler Holding AG (Part. Cert.)	157	25,601
SGS SA	25	55,113
SIG Group AG*	1,505	28,931
Sika AG	611	137,766
Sonova Holding AG	207	48,927
Straumann Holding AG	426	40,543
Swatch Group AG (The) (XSWX)	110	24,718
Swatch Group AG (The) (TRQX)	183	7,645
Swiss Life Holding AG	129	62,465
Swiss Prime Site AG	294	23,724
Swisscom AG	101	49,873
Tecan Group AG	48	17,608
Temenos AG	242	14,413
UBS Group AG	12,156	192,723

See Notes to Financial Statements.

44

Description	Shares	Value

COMMON STOCKS (Continued)

Switzerland (cont’d.)
VAT Group AG, 144A	103	$23,515
Zurich Insurance Group AG	593	252,721

		3,113,907

Taiwan 0.0%
FIT Hon Teng Ltd., 144A*	3,000	351

United Arab Emirates 0.0%
NMC Health PLC*^	372	—

United Kingdom 10.6%
3i Group PLC	3,801	50,623
abrdn PLC	8,647	15,756
Admiral Group PLC	1,128	26,086
Allfunds Group PLC	963	6,056
Ashtead Group PLC	1,742	90,746
Associated British Foods PLC	1,399	21,684
AstraZeneca PLC	5,896	691,791
Auto Trader Group PLC, 144A	3,560	21,309
AVEVA Group PLC	477	17,071
Aviva PLC	10,957	52,557
B&M European Value Retail SA	3,828	14,147
BAE Systems PLC	12,450	116,452
Barclays PLC	63,865	108,523
Barratt Developments PLC	4,073	17,567
Bellway PLC	497	10,570
Berkeley Group Holdings PLC	422	16,790
BP PLC	74,047	409,673
British American Tobacco PLC	8,934	352,835
British Land Co. PLC (The), REIT	3,721	15,609
BT Group PLC	26,837	39,993
Bunzl PLC	1,346	43,860
Burberry Group PLC	1,518	31,631
Centrica PLC	23,660	20,790
CK Hutchison Holdings Ltd.	10,600	52,765
CNH Industrial NV	3,939	50,959
Compass Group PLC	7,111	149,771
ConvaTec Group PLC, 144A	6,682	16,720
Croda International PLC	538	41,679
DCC PLC	397	22,034
Dechra Pharmaceuticals PLC	422	12,686
Derwent London PLC, REIT	421	10,419
Diageo PLC	9,002	370,455

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	45

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Direct Line Insurance Group PLC	5,565	$12,858
Dr. Martens PLC	2,240	6,370
DS Smith PLC	5,121	17,078
easyJet PLC*	1,455	5,793
Entain PLC	2,344	33,910
Experian PLC	3,629	115,712
Haleon PLC*	20,503	62,872
Halma PLC	1,462	35,452
Hargreaves Lansdown PLC	1,522	13,302
Hiscox Ltd.	1,389	14,309
HomeServe PLC	1,140	15,516
Howden Joinery Group PLC	2,294	13,513
HSBC Holdings PLC	80,327	412,242
IMI PLC	1,035	14,580
Imperial Brands PLC	3,734	90,957
Informa PLC	5,668	36,116
InterContinental Hotels Group PLC	710	38,149
Intermediate Capital Group PLC	1,119	13,626
International Consolidated Airlines Group SA*	4,493	6,250
International Distributions Services PLC	3,383	7,826
Intertek Group PLC	623	26,099
ITV PLC	15,256	11,747
J Sainsbury PLC	6,915	15,414
JD Sports Fashion PLC	9,915	11,079
Johnson Matthey PLC	697	15,472
Just Eat Takeaway.com NV, 144A*	755	12,956
Kingfisher PLC	7,790	19,572
Land Securities Group PLC, REIT	2,867	18,747
Legal & General Group PLC	23,398	62,596
Lloyds Banking Group PLC	274,459	131,814
London Stock Exchange Group PLC	1,461	126,642
M&G PLC	10,461	21,023
Melrose Industries PLC	16,719	22,427
National Grid PLC	14,540	158,415
NatWest Group PLC	20,057	54,020
Next PLC	484	27,336
Ocado Group PLC*	2,227	12,073
Pearson PLC	2,882	31,855
Pennon Group PLC	1,081	10,388
Pepco Group NV, 144A*	448	3,148
Persimmon PLC	1,277	19,109
Phoenix Group Holdings PLC	2,944	18,323
Reckitt Benckiser Group PLC	2,854	189,403
RELX PLC	7,398	198,714

See Notes to Financial Statements.

46

Description	Shares	Value

COMMON STOCKS (Continued)

United Kingdom (cont’d.)
Renishaw PLC	142	$5,698
Rentokil Initial PLC	9,941	62,033
Rightmove PLC	3,221	18,138
Rolls-Royce Holdings PLC*	32,331	28,997
RS Group PLC	1,891	20,807
Sage Group PLC (The)	3,932	32,772
Schroders PLC	2,641	11,858
Segro PLC, REIT	4,636	41,724
Severn Trent PLC	967	27,753
Smith & Nephew PLC	3,368	39,799
Smiths Group PLC	1,462	26,188
Spirax-Sarco Engineering PLC	284	34,998
SSE PLC	4,215	75,326
St. James’s Place PLC	2,138	26,108
Standard Chartered PLC	9,638	57,585
Tate & Lyle PLC	1,648	13,242
Taylor Wimpey PLC	14,564	15,658
Tesco PLC	29,684	73,316
Unilever PLC	10,127	460,316
UNITE Group PLC (The), REIT	1,263	12,901
United Utilities Group PLC	2,634	28,385
Vodafone Group PLC	99,301	115,924
Weir Group PLC (The)	1,042	18,156
Whitbread PLC	812	23,899
Wise PLC (Class A Stock)*	1,851	14,099
WPP PLC	4,120	36,257

		6,426,347

United States 5.8%
Amcor PLC, CDI	5,935	68,925
Computershare Ltd.	2,075	33,590
CSL Ltd.	1,920	343,710
Ferguson PLC	852	92,918
GSK PLC	15,945	261,197
James Hardie Industries PLC, CDI	1,709	37,312
JS Global Lifestyle Co. Ltd., 144A	5,000	4,028
Nestle SA	10,760	1,171,321
QIAGEN NV*	849	36,662
Roche Holding AG	2,771	919,413
Roche Holding AG (Bearer Shares)	107	43,430
Samsonite International SA, 144A*	5,700	12,246
Schneider Electric SE	2,120	268,088
Signify NV, 144A	505	13,991
Sims Ltd.	685	5,356

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	47

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

United States (cont’d.)
Stellantis NV	7,993	$107,838
Swiss Re AG	1,139	84,610
Tenaris SA	1,895	29,659

		3,534,294

TOTAL COMMON STOCKS
(cost $55,520,775)		57,094,889

EXCHANGE-TRADED FUND 2.5%

United States
iShares MSCI EAFE ETF(a) (cost $1,565,960)	25,350	1,503,509

PREFERRED STOCKS 0.6%

Germany 0.3%
Bayerische Motoren Werke AG (PRFC)	236	17,404
Fuchs Petrolub SE (PRFC)	291	8,334
Henkel AG & Co. KGaA (PRFC)	674	42,461
Sartorius AG (PRFC)	99	34,907
Sixt SE (PRFC)	67	3,902
Volkswagen AG (PRFC)	797	102,017

		209,025

South Korea 0.3%
Amorepacific Corp. (PRFC)	46	1,187
CJ CheilJedang Corp. (PRFC)	4	464
Hanwha Corp. (PRFC)	100	982
Hyundai Motor Co. (2nd PRFC)	135	7,553
Hyundai Motor Co. (PRFC)	88	4,837
LG Chem Ltd. (PRFC)	30	6,080
LG Electronics, Inc. (PRFC)	64	1,778
LG H&H Co. Ltd. (PRFC)	8	1,574
Mirae Asset Securities Co. Ltd. (2nd PRFC)	574	1,458
Samsung Electronics Co. Ltd. (PRFC)	3,250	121,459
Samsung Fire & Marine Insurance Co. Ltd. (PRFC)	15	1,684
Samsung SDI Co. Ltd. (PRFC)	7	1,672

		150,728

See Notes to Financial Statements.

48

Description			Shares	Value

PREFERRED STOCKS (Continued)

Spain 0.0%
Grifols SA (Class B Stock) (PRFC)*			1,040	$6,504

TOTAL PREFERRED STOCKS
(cost $384,480)				366,257

			Units

RIGHTS* 0.0%

South Korea
HLB, Inc., expiring 12/02/22
(cost $0)			33	224

WARRANTS* 0.0%

Australia
Magellan Financial Group Ltd., expiring 04/16/27
(cost $0)			66	13

TOTAL LONG-TERM INVESTMENTS
(cost $57,471,215)				58,964,892

			Shares

SHORT-TERM INVESTMENTS 4.2%

AFFILIATED MUTUAL FUND 2.6%
PGIM Institutional Money Market Fund
(cost $1,550,438; includes $1,545,733 of cash collateral for securities on loan)(b)(wa)			1,551,549	1,550,153

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATION(k)(n) 0.2%
U.S. Treasury Bills (cost $149,418)	3.201%	12/15/22	150	149,356

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	49

Schedule of Investments  (continued)

as of October 31, 2022

Description	Shares	Value

UNAFFILIATED FUND 1.4%
Dreyfus Government Cash Management (Institutional Shares) (cost $844,587)	844,587	$844,587

TOTAL SHORT-TERM INVESTMENTS
(cost $2,544,443)		2,544,096

TOTAL INVESTMENTS 101.4%
(cost $60,015,658)		61,508,988
Liabilities in excess of other assets(z) (1.4)%		(857,905)

NET ASSETS 100.0%		$60,651,083

Below is a list of the abbreviation(s) used in the annual report:
USD—US Dollar
144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.
ASX—Australian Securities Exchange
CAC40—French Stock Market Index
CDI—Chess Depository Interest
CVA—Certificate Van Aandelen (Bearer)
EAFE—Europe, Australasia, Far East
ETF—Exchange-Traded Fund
FTSE—Financial Times Stock Exchange
GS—Goldman Sachs & Co. LLC
LIBOR—London Interbank Offered Rate
MSC—Morgan Stanley & Co. LLC
MSCI—Morgan Stanley Capital International
OTC—Over-the-counter
PART CERT—Participation Certificates
PRFC—Preference Shares
REITs—Real Estate Investment Trust
RSP—Savings Shares
SOFR—Secured Overnight Financing Rate
SPI—Share Price Index
STOXX—Stock Index of the Eurozone
TOPIX—Tokyo Stock Price Index
TRQX—Turquoise Stock Exchange
UTS—Unit Trust Security
XSWX—SIX Swiss Exchange

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $0 and 0.0% of net assets.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $1,500,543; cash collateral of $1,545,733 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

See Notes to Financial Statements.

50

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
Long Positions:
1	ASX SPI 200 Index	Dec. 2022	$109,636	$(2,464)
1	CAC40 10 Euro	Nov. 2022	61,948	1,575
6	Euro STOXX 50 Index	Dec. 2022	214,529	141
2	FTSE 100 Index	Dec. 2022	163,018	(8,144)
12	Mini MSCI EAFE Index	Dec. 2022	1,053,540	(34,362)
2	TOPIX Index	Dec. 2022	259,054	2,350

				$(40,904)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
MSC	$—	$149,356

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	51

Schedule of Investments  (continued)

as of October 31, 2022

The following is a summary of the inputs used as of October 31, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Australia	$40,871	$4,738,870	$—
Austria	—	144,550	—
Belgium	—	452,334	—
Brazil	—	29,189	—
Burkina Faso	—	12,628	—
Cambodia	—	3,038	—
Chile	—	18,758	—
China	—	344,201	—
Denmark	—	1,394,083	—
Finland	—	720,664	—
France	—	5,452,107	—
Germany	—	3,878,291	—
Hong Kong	—	1,229,562	—
Indonesia	—	7,816	—
Ireland	—	269,015	—
Israel	—	460,594	—
Italy	—	1,153,476	—
Japan	—	13,166,053	—
Jordan	—	9,948	—
Luxembourg	—	87,030	—
Macau	—	62,327	—
Mexico	—	6,045	—
Netherlands	27,418	2,849,486	—
New Zealand	—	202,471	—
Nigeria	—	5,200	—
Norway	—	439,172	—
Poland	—	120,439	—
Portugal	—	92,795	—
Russia	—	—	—
Singapore	—	850,239	—
South Africa	—	144,259	—
South Korea	—	2,614,373	—
Spain	—	1,295,496	—
Sweden	2,831	1,694,361	—
Switzerland	5,138	3,108,769	—
Taiwan	—	351	—
United Arab Emirates	—	—	—
United Kingdom	—	6,426,347	—
United States	—	3,534,294	—
Exchange-Traded Fund
United States	1,503,509	—	—
Preferred Stocks
Germany	—	209,025	—
South Korea	—	150,728	—

See Notes to Financial Statements.

52

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Preferred Stocks (continued)
Spain	$—	$6,504	$—
Rights
South Korea	—	224	—
Warrants
Australia	13	—	—
Short-Term Investments
Affiliated Mutual Fund	1,550,153	—	—
U.S. Treasury Obligation	—	149,356	—
Unaffiliated Fund	844,587	—	—

Total	$3,974,520	$57,534,468	$—

Other Financial Instruments*
Assets
Futures Contracts	$4,066	$—	$—

Liabilities
Futures Contracts	$(44,970)	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2022 were as follows:

Banks	8.6%
Pharmaceuticals	8.1
Oil, Gas & Consumable Fuels	4.5
Insurance	4.5
Metals & Mining	3.3
Chemicals	3.2
Food Products	3.2
Automobiles	3.0
Machinery	2.9
Semiconductors & Semiconductor Equipment	2.6
Affiliated Mutual Fund (2.5% represents investments purchased with collateral from securities on loan)	2.6
Exchange-Traded Fund	2.5
Textiles, Apparel & Luxury Goods	2.3
Capital Markets	2.2

Technology Hardware, Storage & Peripherals	1.9%
Health Care Equipment & Supplies	1.9
Beverages	1.8
Personal Products	1.8
Diversified Telecommunication Services	1.7
Electric Utilities	1.7
Electronic Equipment, Instruments & Components	1.6
Electrical Equipment	1.6
Trading Companies & Distributors	1.6
Equity Real Estate Investment Trusts (REITs)	1.5
IT Services	1.5
Industrial Conglomerates	1.4
Professional Services	1.4
Real Estate Management & Development	1.4
Unaffiliated Fund	1.4

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	53

Schedule of Investments  (continued)

as of October 31, 2022

Industry Classification (continued):

Hotels, Restaurants & Leisure	1.4%
Food & Staples Retailing	1.3
Aerospace & Defense	1.2
Software	1.2
Household Durables	1.1
Biotechnology	1.0
Wireless Telecommunication Services	1.0
Tobacco	1.0
Building Products	0.9
Construction & Engineering	0.9
Auto Components	0.8
Road & Rail	0.8
Diversified Financial Services	0.7
Entertainment	0.7
Multi-Utilities	0.7
Specialty Retail	0.7
Life Sciences Tools & Services	0.7
Household Products	0.6
Air Freight & Logistics	0.6
Transportation Infrastructure	0.6
Construction Materials	0.5
Commercial Services & Supplies	0.5
Media	0.4
Interactive Media & Services	0.4
Multiline Retail	0.4
Internet & Direct Marketing Retail	0.4

Marine	0.4%
Health Care Providers & Services	0.3
Gas Utilities	0.3
Paper & Forest Products	0.3
Containers & Packaging	0.3
Independent Power & Renewable Electricity Producers	0.3
Communications Equipment	0.3
U.S. Treasury Obligation	0.2
Leisure Products	0.2
Airlines	0.2
Water Utilities	0.1
Health Care Technology	0.1
Energy Equipment & Services	0.1
Consumer Finance	0.1
Distributors	0.0 *
Diversified Consumer Services	0.0 *

101.4
Liabilities in excess of other assets	(1.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Equity contracts	Due from/to broker-variation margin futures	$4,066	*	Due from/to broker-variation margin futures	$44,970	*

See Notes to Financial Statements.

54

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(307,549)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$(40,645)

For the year ended October 31, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Futures Contracts - Long Positions (1)	$1,989,285

*	Average volume is based on average quarter end balances as noted for the year ended October 31, 2022.
(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$1,500,543	$(1,500,543)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	55

Statement of Assets and Liabilities

as of October 31, 2022

Assets
Investments at value, including securities on loan of $1,500,543:
Unaffiliated investments (cost $58,465,220)	$59,958,835
Affiliated investments (cost $1,550,438)	1,550,153
Foreign currency, at value (cost $594,853)	597,488
Tax reclaim receivable	205,278
Dividends and interest receivable	149,757
Receivable for Fund shares sold	109,514
Due from Manager	39,040
Due from broker—variation margin futures	3,724
Prepaid expenses and other assets	3,109

Total Assets	62,616,898

Liabilities
Payable to broker for collateral for securities on loan	1,545,733
Payable for Fund shares purchased	279,904
Accrued expenses and other liabilities	139,202
Trustees’ fees payable	883
Affiliated transfer agent fee payable	93

Total Liabilities	1,965,815

Net Assets	$60,651,083

Net assets were comprised of:
Paid-in capital	$62,338,727
Total distributable earnings (loss)	(1,687,644)

Net assets, October 31, 2022	$60,651,083

Class R6
Net asset value, offering price and redemption price per share, ($60,651,083 ÷ 5,604,661 shares of beneficial interest issued and outstanding)	$10.82

See Notes to Financial Statements.

56

Statement of Operations

Year Ended October 31, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $233,957 foreign withholding tax)	$2,087,716
Income from securities lending, net (including affiliated income of $1,293)	3,259
Affiliated dividend income	263

Total income	2,091,238

Expenses
Management fee	182,127
Custodian and accounting fees	137,068
Pricing fees	50,896
Audit fee	32,300
Fund data services	28,604
Legal fees and expenses	22,036
Shareholders’ reports	17,293
Trustees’ fees	10,859
Transfer agent’s fees and expenses (including affiliated expense of $542)	683
Registration fees	222
Miscellaneous	29,158

Total expenses	511,246
Less: Fee waiver and/or expense reimbursement	(291,469)

Net expenses	219,777

Net investment income (loss)	1,871,461

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(786))	(2,003,935)
Futures transactions	(307,549)
Foreign currency transactions	(176,411)

(2,487,895)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(285))	(18,840,583)
Futures	(40,645)
Foreign currencies	(21,256)

(18,902,484)

Net gain (loss) on investment and foreign currency transactions	(21,390,379)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(19,518,918)

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	57

Statements of Changes in Net Assets

	Year Ended October 31,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,871,461	$1,788,161
Net realized gain (loss) on investment and foreign currency transactions	(2,487,895)	127,411
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(18,902,484)	20,015,390

Net increase (decrease) in net assets resulting from operations	(19,518,918)	21,930,962

Dividends and Distributions
Distributions from distributable earnings
Class R6	(2,691,266)	(1,190,150)

Fund share transactions
Net proceeds from shares sold (1,825,257 and 1,680,877 shares, respectively)	23,072,500	23,764,053
Net asset value of shares issued in reinvestment of dividends and distributions (192,233 and 89,687 shares, respectively)	2,691,265	1,190,150
Cost of shares purchased (1,952,166 and 2,122,616 shares, respectively)	(24,514,276)	(30,245,554)

Net increase (decrease) in net assets from Fund share transactions	1,249,489	(5,291,351)

Total increase (decrease)	(20,960,695)	15,449,461

Net Assets:
Beginning of year	81,611,778	66,162,317

End of year	$60,651,083	$81,611,778

See Notes to Financial Statements.

58

Financial Highlights

	Year Ended October 31,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.73	$11.23	$12.16	$11.36	$12.55
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.31	0.22	0.32	0.32
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.76)	3.40	(0.82)	0.76	(1.20)
Total from investment operations	(3.44)	3.71	(0.60)	1.08	(0.88)
Less Dividends and Distributions:
Dividends from net investment income	(0.43)	(0.21)	(0.33)	(0.27)	(0.23)
Distributions from net realized gains	(0.04)	-	-	(0.01)	(0.08)
Total dividends and distributions	(0.47)	(0.21)	(0.33)	(0.28)	(0.31)
Net asset value, end of year	$10.82	$14.73	$11.23	$12.16	$11.36
Total Return(b):	(24.07)%	33.21%	(5.21)%	9.88%	(7.22)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$60,651	$81,612	$66,162	$50,807	$41,429
Average net assets (000)	$72,851	$82,645	$56,084	$45,226	$36,379
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.30%	0.30%	0.30%	0.30%	0.30%
Expenses before waivers and/or expense reimbursement	0.70%	0.69%	0.95%	1.12%	1.49%
Net investment income (loss)	2.57%	2.16%	1.93%	2.83%	2.56%
Portfolio turnover rate(d)	26%	23%	13%	13%	9%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Quant Solutions International Developed Markets Index Fund	59

Notes to Financial Statements

1.    Organization

Prudential Investment Portfolios 2 (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Delaware Statutory Trust. These financial statements relate only to the PGIM Quant Solutions International Developed Markets Index Fund (formerly known as PGIM QMA International Developed Markets Index Fund) (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to provide investment results that approximate the performance of the FTSE Developed Markets Ex-North America Net Index.

2.    Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Trustees (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

60

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads,

PGIM Quant Solutions International Developed Markets Index Fund	61

Notes to Financial Statements (continued)

credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in

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unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

PGIM Quant Solutions International Developed Markets Index Fund	63

Notes to Financial Statements (continued)

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

64

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.    Agreements

The Fund has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions” or the “subadviser”). The Manager pays for the services of PGIM Quantitative Solutions.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended October 31, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.25% of average daily net assets.	0.25%

The Manager has contractually agreed, through February 29, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver

PGIM Quant Solutions International Developed Markets Index Fund	65

Notes to Financial Statements (continued)

and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitation attributable to class R6 is as follows:

Class	Expense Limitations
R6	0.30%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class R6 shares of the Fund. No distribution or service fees are paid to PIMS as distributor for Class R6 shares of the Fund.

PGIM, Inc., PGIM Investments, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended October 31, 2022, no 17a-7 transactions were entered into by the Fund.

66

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended October 31, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$18,956,705	$18,356,360

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended October 31, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$827,948	$ 3,862,788	$ 4,690,736	$ —	$ —	$ —	—	$ 263

PGIM Institutional Money Market Fund(1)(b)(wa)
—	21,981,651	20,430,427	(285)	(786)	1,550,153	1,551,549	1,293(2)
$827,948	$25,844,439	$25,121,163	$(285)	$(786)	$1,550,153		$1,556

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended October 31, 2022, the tax character of dividends paid by the Fund was $2,691,266 of ordinary income. For the year ended October 31, 2021, the tax character of dividends paid by the Fund was $1,190,150 of ordinary income.

As of October 31, 2022, the accumulated undistributed earnings on a tax basis was $1,330,419 of ordinary income.

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Notes to Financial Statements (continued)

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$63,001,231	$12,920,548	$(14,453,695)	$(1,533,147)

The differences between GAAP basis and tax basis were primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, corporate spin-off adjustment and other GAAP to tax differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2022 of approximately $1,485,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class R6 shares. Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

The RIC is authorized to issue an unlimited number of shares of beneficial interest, which may be divided into an unlimited number of series of such shares.

As of October 31, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
R6	5,604,661	100.0%

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At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	7	87.1%
Unaffiliated	—	—

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2022. The average daily balance for the 13 days that the Fund had loans outstanding during the period was approximately $1,388,692, borrowed at a weighted average interest rate of 2.15%. The maximum loan outstanding amount during the period was $3,368,000. At October 31, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

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Notes to Financial Statements (continued)

Country Risk: Changes in the business environment may adversely affect operating profits or the value of assets in a specific country. For example, financial factors such as currency controls, devaluation or regulatory changes or stability factors such as mass riots, civil war and other potential events may contribute to companies’ operational risks.

Currency Risk: The Fund’s net asset value could decline as a result of changes in exchange rates, which could adversely affect the Fund’s investments in currencies, or in securities that trade in, and receive revenues related to, currencies, or in derivatives that provide exposure to currencies. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in

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unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Exchange-Traded Funds (“ETFs”) Risk: Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investments in ETFs are subject to the risk that the listing exchange may halt trading of an ETF’s shares, in which case the Fund would be unable to sell its ETF shares unless and until trading is resumed.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located

PGIM Quant Solutions International Developed Markets Index Fund	71

Notes to Financial Statements (continued)

outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Fund of Funds Risk: The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Geographic Concentration Risk: The Fund’s performance may be closely tied to the market, economic, political, regulatory or other conditions in the countries or regions in which the Fund invests. This can result in more pronounced risks based upon conditions that impact one or more countries or regions more or less than other countries or regions.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Index Investment Approach Risk: Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund’s investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less

72

volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

PGIM Quant Solutions International Developed Markets Index Fund	73

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Small and Medium Sized Companies Risk: Small and medium sized companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, their prices may fluctuate more than the stocks of larger, more established companies. Historically, small and medium sized companies have sometimes gone through extended periods when they did not perform as well as larger companies. Small and medium sized companies generally are more illiquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like.

Tracking Error Risk: Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.

Value Style Risk: Since the Fund may invest significantly in value stocks or use a value investment style, there is the risk that value stocks or the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 2 and Shareholders of PGIM Quant Solutions International Developed Markets Index Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Quant Solutions International Developed Markets Index Fund (one of the funds constituting Prudential Investment Portfolios 2, referred to hereafter as the “Fund”) as of October 31, 2022, the related statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the two years in the period ended October 31, 2022, including the related notes, and the financial highlights for each of the three years in the period ended October 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31 2022 and the financial highlights for each of the three years in the period ended October 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for each of the periods ended on or prior to October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 16, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

December 16, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Quant Solutions International Developed Markets Index Fund	75

Tax Information (unaudited)

For the year ended October 31, 2022, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI):

Fund	QDI

PGIM Quant Solutions International Developed Markets Index Fund	78.27%

For the year ended October 31, 2022, the Fund made an election to pass through the maximum amount of the portion of the ordinary income dividends paid derived from foreign source income as well as any foreign taxes paid by the Fund in accordance with Section 853 of the Internal Revenue Code of the following amounts: $173,866 foreign tax credit from recognized foreign source income of $2,269,074.

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends received by you in calendar year 2022.

76

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Quant Solutions International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Quant Solutions International Developed Markets Index Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Quant Solutions International Developed Markets Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Quant Solutions International Developed Markets Index Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Quant Solutions International Developed Markets Index Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM Quantitative Solutions. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

1PGIM Quant Solutions International Developed Markets Index Fund is a series of Prudential Investment Portfolios 2.

PGIM Quant Solutions International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM Quantitative Solutions, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Quantitative Solutions. The Board noted that PGIM Quantitative Solutions is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Quantitative Solutions, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and PGIM Quantitative Solutions’ organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and PGIM Quantitative Solutions. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments and PGIM Quantitative Solutions.

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The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Quantitative Solutions, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Quantitative Solutions under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2021 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that, while the management fee schedule for each Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Quant Solutions International Developed Markets Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and PGIM Quantitative Solutions

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Quantitative Solutions were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the for the one-year and the three-year periods ended December 31, 2021. The Board considered that the Fund commenced operations on November 17, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the

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impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-, three- and five-year periods.

•

The Board noted that the Fund’s performance is consistent with the Fund’s objective and exhibits a similar composition and high correlation to the Fund’s benchmark index, the FTSE Developed Markets Ex-North America Net Index, minus expenses. The Board considered PGIM Investments’ assertion that the Fund’s index has consistently fallen within the third quartile of the Fund’s peer group, making the Fund’s peer relative performance in-line with PGIM Investments’ expectations.

•	The Board further considered that the Fund outperformed its benchmark index and ranked in the second quartile of its peer group for the fourth quarter of 2021.

•

The Board also considered that the Fund ranked in the second quartile of its peer group for the three- and five-year periods and ranked in the third quartile of its peer group for the year-to-date and one-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to a contractual cap on Fund expenses that (exclusive of certain fees and expenses) caps total annual operating expenses for Class R6 shares at 0.30% through February 28, 2023.

•

The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Quant Solutions International Developed Markets Index Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Quant Solutions International Developed Markets Index Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QUANT SOLUTIONS INTERNATIONAL DEVELOPED MARKETS INDEX FUND

SHARE CLASS	R6

NASDAQ	PQDMX

CUSIP	74440E607

MF243E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended October 31, 2022 and October 31, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $64,600 and $64,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(c) Tax Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(d) All Other Fees

For the fiscal years ended October 31, 2022 and October 31, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the

Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2)	Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021

4(b)	Not applicable.	Not applicable.

4(c)	Not applicable.	Not applicable.

4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2022 and October 31, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)   (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

      (2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

      (3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Prudential Investment Portfolios 2

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 16, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 16, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 16, 2022